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                                                                    EXHIBIT 10.1


                               DP Industrial, LLC,

                            STANDARD INDUSTRIAL LEASE     For Landlord Use Only:
                                  (NET-NET-NET)           Building #: 285

L/A: GJS


Lease Preparation Date: May 28, 2004

Landlord: DP Industrial, LLC, a Delaware limited liability company, located at 1200 Financial Boulevard, P. O. Box 7098, Reno, Nevada 89510

Tenant: Brightpoint North America, L.P., a Delaware limited partnership, with its principal business offices located at 6402 Corporate Drive, Indianapolis, Indiana 46278.

Trade Name (dba): Brightpoint North America, L.P.

1. LEASE TERMS

         1.01. Premises: The Premises referred to in this Lease contain approximately 159,500 square feet as shown on Exhibit "A" attached, together with the non-exclusive right to use the Common Areas as set forth in Section 4.02., subject to the terms and conditions of this Lease, including the Expansion Option contained in Section 43, any conditions and restrictions, and Rules and Regulations of the Project (subject to the provisions of Section 24.01 hereof) in effect from time to time. The address of the Premises is: 5360 Capital Court, Reno, Nevada.

         1.02. Project: The Project in which the Premises are located consist of approximately fourteen and 77/100ths (14.77) acres of land and the building in which the Premises are located including approximately 159,500 square feet located on such land, as shown in Exhibit "A." Subject to Tenant's failure to exercise the Expansion Option pursuant to the terms and conditions of Section 43, Landlord and Tenant acknowledge and agree that the Project herein described is the Premises hereby leased by Landlord to Tenant.

         1.03. Tenant's Notice Address: Tenant's Notice Address is the address of the Leased Premises as defined in Section 1.01 unless otherwise specified here: 501 Airtech Parkway, Plainfield, IN. 46168.

         1.04. Landlord's Notice Address: P. O. Box 7098, Reno, Nevada 89510, or in the case of a notice sent by overnight carrier to Landlord, Landlord's notice address is 1200 Financial Blvd., Reno, Nevada 89502.

         1.05. Tenant's Permitted Use: Storage, warehousing, assembly, light manufacturing, service and distribution of wireless communication equipment and related products in compliance with all applicable laws, Rules and Regulations of the Project (subject to the provisions of Section 24.01 hereof) and this Lease.

         1.06. Lease Term: The Lease Term is for five (5) years and three (3) months commencing on October 1, 2004 ("Lease Commencement Date") and expiring five (5) years and three (3) months thereafter ("Initial Lease Term");Tenant shall also have an Extension Option as provided for in Section 41, below.

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         1.07. Base Monthly Rent: Base Monthly Rent for the Initial Lease Term
shall be paid in accordance with the following schedule:

Period                                                          Base Monthly Rent Amount
-----------------------------------------          --------------------------------------------------
October 1, 2004 through December 31, 2004          $0.00
January 1, 2005 through June 30, 2007              $47,052.50
July 1, 2006 through December 31, 2009             $47,052.50 plus a one time mid term CPI adjustment
                                                   not to exceed four percent (4%) per annum.

         "CPI" defined: As used herein, "CPI" shall mean the Consumer Price Index for the average of "all items" shown on the U.S. City Average for Urban Wage Earners and Clerical Workers (including single Workers), all items, groups, sub-groups and special groups of items as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor. The CPI increase commencing July 1, 2006, as provided above shall not exceed four percent (4%) per annum and be calculated by reference to the percentage change in the CPI for that month which is three (3) months prior to July 1, 2006. In no event, however, shall the Base Monthly Rent during the second thirty (30) month period (July 1, 2006 through December 31, 2009) be less than the Base Monthly Rent of $47,052.50. Landlord will give Tenant notice of such increase by written invoice, however, failure of Landlord to give such notice shall not be construed as a waiver of the increase and any such increase amount shall accrue to the Rent.

         1.08. Security Deposit: [WAIVED])

         1.09. Proportionate Share: Tenant's Proportionate Share as of the Lease Commencement date is One Hundred percent (100%) based upon the total square footage of the building within which the Premises are located in the Project and the square footage of the Premises, but is subject to change if the Premises are expanded pursuant to Section 43, below.

         1.10. [INTENTIONALLY DELETED]

         1.11. Tenant is entitled to vehicle parking spaces as provided in and subject to the provisions of Section 8. of the Lease.

         1.12. Tenant Improvements: Tenant Improvements to be performed in the Premises, if any, will be performed in accordance with the terms and provisions entitled "Landlord's Work" contained in Exhibits "B". Upon receipt of construction plans approved by Tenant, Landlord will provide a mutually agreeable construction schedule. Within fifteen (15) days after the completion of the Tenant Improvements, representatives of Landlord and Tenant agree to conduct a "walk through" inspection of the Premises and reasonably agree on any remaining punchlist items to be completed after the Lease Commencement Date. Any such remaining punchlist items shall be completed by Landlord within a commercially reasonable period of time after the Lease Commencement Date. Landlord represents and warrants that Landlord shall perform Landlord's Work in a good and workmanlike fashion, in substantial conformance with the provisions of Exhibits "B" attached, in compliance with all applicable laws and regulations, and using new materials, and reasonably free of construction defects. Upon receipt from Tenant of notice of any portion of Landlord's Work which does not conform to the foregoing representation and warranty within the two (2) year period commencing on the Lease Commencement Date, Landlord agrees to promptly correct the same. Tenant understands and agrees that Tenant must provide written notice to Landlord within the two (2) year period specified above and that the representation and warranty shall expire on the second (2nd) anniversary of the Lease Commencement Date. Except as expressly set forth hereinabove in this Section 1.12, nothing contained in this Lease, including any Exhibits hereto, shall be interpreted or is intended in any way as a representation or warranty by Landlord as to the quantity, quality, or fitness of the Premises or Landlord's Work, including, without limitation, a fitness for any particular purpose, each of which is expressly disclaimed by Landlord

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hereunder. Thereafter during the Lease Term, except as set forth in this Section
1.12 above, Landlord will be under no obligation to alter, change, decorate or improve the Premises.

         Tenant has the option to complete the Tenant Improvements utilizing their own vendor(s). Tenant will have up to twenty-four (24) months from execution of this lease agreement to complete the Tenant Improvements. Prior to commencement of the construction, Tenant will submit construction plans to the Landlord for review and approval, which shall not be unreasonably withheld. Upon completion of the Tenant Improvements, Tenant will submit an invoice to the Landlord for reimbursement of the construction and management expenses (Exhibit
B). The Landlord will make the reimbursement payment within thirty (30) days of receipt.

         1.13. Guaranty: Tenant's obligations under this Lease shall be unconditionally guaranteed by Brightpoint, Inc., an Indiana corporation, pursuant to the terms of the Guaranty (Lease) in the form of Exhibit G attached hereto and incorporated herein by this reference.

2. DEMISE AND POSSESSION

         2.01. Landlord leases to Tenant and Tenant leases from Landlord the Premises described in 1.01. By entering the Premises, subject to the provisions of Section 1.12 above, Tenant acknowledges that it has examined the Premises and accepts the Premises in their condition delivered on the Lease Commencement Date. Subject to Tenant's failure to exercise its Expansion Option pursuant to
Section 43 hereof, Landlord expressly reserves its right to lease any other space available in the Project to whom ever it wishes; provided, however, that Landlord shall not lease any portion of the Project to any Person or entity which conducts junk yard or smelting operations or in violation of applicable zoning ordinances.

         2.02. [INTENTIONALLY DELETED]

3. BASE MONTHLY RENT

         3.01. Base Monthly Rent: On the first day of every calendar month of the Lease Term commencing on the Lease Commencement Date, Tenant will pay, without deduction or offset, prior notice or demand, Base Monthly Rent and Additional Rent at the place designated by Landlord, except as otherwise set forth herein. In the event that the Lease Term commences or ends on a day other than the first day of a calendar month, a prorated amount of Base Monthly Rent and Additional Rent shall be due on the first day of the first month following the Lease Commencement Date or the final month of the Lease Term, as applicable, and shall be calculated using the actual number of days in the particular a month. In the event this Lease is to commence upon a date not ascertained on execution, both parties agree to complete and execute a Commencement Date Certificate in the form of Exhibit "E" within ten (10) days of the Lease Commencement Date, if applicable.

         3.02. [INTENTIONALLY DELETED]

         3.03. Any installment of rent or any other charge payable which is not paid within ten (10) days after it becomes due will be considered past due and Tenant will pay to Landlord as Additional Rent a late charge equal to the product of twelve percent (12%) per annum of such installment for each month or fractional month transpiring from the date due until paid. A twenty-five dollar ($25.00) handling charge will be paid by Tenant to Landlord for each returned check and, thereafter, Tenant will pay all future payments of rent or other charges due by money order or cashier's check. If Tenant shall be served with three (3) or more demands during the term of the Lease for the payment of past due rent, any payments tendered thereafter to cure any default by Tenant shall be made only by cashier's check.

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         3.04. The amount of the Base Monthly Rent includes projected construction of Tenant's Improvements as indicated on Exhibits "B" attached. In the event that Tenant requests Landlord to construct additional improvements, such costs or expenses upon itemized notice by Landlord, shall be paid by Tenant to Landlord.

4. COMMON AREAS

         4.01. Definitions: "Common Areas": "Common Area" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project that are provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other lessees of the Project, if applicable, and their respective employees, agents, customers and invitees. Common Areas include, but are not limited to: all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, corridors, landscaped areas and any restrooms used in common by lessees.

         4.02. Tenant, its employees, agents, customers and invitees have the non-exclusive right (in common with other Tenants, Landlord, and any other person granted use by Landlord) to use of the Common Areas. Tenant agrees to abide by and conform to, and to cause its employees, agents, customers and invitees to abide by and conform to all reasonable rules and regulations established by Landlord subject to provisions of paragraph 24.

         4.03. Landlord has the right, provided Tenant's use, enjoyment or ingress or egress is not unreasonably interfered with, to: 1) make changes to the Common Areas, including without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, ingress, egress, direction of driveways, entrances, corridors parking areas and walkways; 2) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; 3) add additional buildings and improvements to the Common Areas; 4) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof; do and perform any other acts or make any other changes in, to or with respect to the Common Areas and Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate; provided, however, that none of the foregoing shall materially or unreasonably interfere with the Tenant's use or enjoyment of the Premises, the conduct of Tenant's business from the Premises, or the Tenant's ingress or egress from the Premises, except in the case of emergency or as required by governmental authority.

         4.04. As long as Tenant leases all of the Project as the Premises under this Lease, Sections 4.01, 4.02 and 4.03 shall be waived and suspended unless an expansion pursuant to Section 43. requires Landlord to access or use the Common Area, provided any such access or use will not unreasonably interfere with Tenant's use or enjoyment of the Premises.

5. ADDITIONAL RENT

         5.01. All charges payable by Tenant other than Base Monthly Rent are called "Additional Rent". Unless this lease provides otherwise, Additional Rent is to be paid with the next monthly installment of Base Monthly Rent and is subject to the provisions of 3.03. The term "rent" whenever used in this Lease means Base Monthly Rent and Additional Rent.

         5.02. Operating Costs

         A. Except as excluded by 5.02 B. below, the term, "Operating Costs," means all costs and expenses of ownership, operation, maintenance, management, repair and insurance incurred by Landlord for or with respect to the Project, including, but not limited to, the following: (1) all supplies, materials, labor and equipment, used in or related to the operation and maintenance of the Project; (2) all utilities

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related to the Common Areas, including but not limited to: water, electricity, gas, telecommunications, heating, lighting, sewer, cable, and waste disposal related to the maintenance or operation of the Project; (3) in addition to Tenant's obligations under Article 13 of Lease, all air-conditioning and ventilating costs related to the maintenance, repair, or operation of the Project; (4) all labor, payroll, and employee costs incurred in managing, maintaining, repairing, operating and insuring the Project, including, without limitation, clerical, supervisory, and janitorial staff; (5) all maintenance, maintenance supervision, management, environmental monitoring and service agreements, including but not limited to, janitorial, security and trash removal, related to the maintenance or operation of the Project; (6) all legal and accounting costs and fees related to the ownership, maintenance, management, and operation of the Project; (7) all insurance premiums, deductibles, and other costs of fire, casualty, and liability coverage, rent abatement and earthquake insurance and any other type of insurance related to the Project; (8) all operation, maintenance and repair costs to the Common Areas, including but not limited to, sidewalks, walkways, parkways, parking areas, loading and unloading areas, trash areas, roadways, driveways, corridors, and landscaped area, including for example, costs of resurfacing and re-striping parking areas; (9) all maintenance and repair costs of the Project, including, without limitation, building exteriors, restrooms used in common by tenants, signs and directories of the Project, painting, caulking, asphalt maintenance and repair, and roof maintenance and repair; (10) amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority, law, rule, code, or regulation, or which will improve the operating efficiency of the Project; (11) and a two percent (2.0%) fee for Landlord's management of the Project (2.0% of the Base Monthly Rent payable in each calendar year). Notwithstanding anything contained in this Section 5.02A to the contrary, Operating Costs shall not include: (i) leasing commissions, attorneys fees and other expenses incurred in connection with leasing; (ii) cost incurred in renovating or otherwise improving vacant space; (iii) costs and fines or penalties incurred due to violation by Landlord of any law or ordinance; (iv) any depreciation or amortization payments on mortgages; (v) interest on debt or amortization payments on mortgages; (vi) all items and services for which Tenant or other tenants reimburse Landlord outside of Operating Costs; (vii) for repairs of other work due to fire, wind storm or other casualty or condemnation, excluding the deductible to the extent not covered by insurance; (viii) repairs that are the specific obligation of the Landlord hereunder and not made reimbursable by Tenant hereby; (ix) any costs and expenses to build the Expansion Premises; (x) Real Project Taxes; and (xi) any costs or items considered capital of replacement improvements and equipment, over and above the $90,361.00 referred to in Paragraph 5.02D. below, under generally acceptable accounting principles consistently applied ("Capital Items"), except for Capital Items performed or acquired to reduce Operating Costs amortized over the useful life of such Capital Items consistent with generally accepted accounting principals, with such amounts included as part of the Operating Costs as and when so amortized.

         B. Subject to the provisions of Paragraph 5.02A. above, Tenant shall pay to Landlord Tenant's Proportionate Share of the Operating Costs as indicated in 1.09. If there is a change in the square footage of either the Project or the Premises during the term of this Lease the Proportionate Share of the Tenant shall be adjusted accordingly. Such payment shall be paid by Tenant with and in addition to the monthly payment of Base Monthly Rent. In the event Tenant elects to pay Tenant's Prorata Share of actual Operating Costs as provided in Paragraph 5.02A. above, Tenant shall, if Landlord so elects, pay to Landlord on a monthly basis, in advance, the amount which Landlord reasonably estimates to be Tenant's Proportionate Share of the Operating Costs. In the event of such election by Landlord, Landlord shall periodically determine Tenant's share of the actual Operating Costs, and in the event that the amount which Tenant has paid to Landlord on account of the estimated Operating Costs is less than his share of such actual Operating Costs, Tenant shall pay such difference to Landlord on the next rent payment date. In the event Tenant elects to pay Tenant's Prorata Share of actual Operating Costs as provided in Paragraph 5.02A. above, in the event that Tenant has paid to Landlord more than his share of such actual Operating Costs, the amount of such difference shall be credited against Tenant's payments of Operating Costs next due or if such period is at the end of the Lease term the amount of any overpayment shall be

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promptly refunded to Tenant. In the event Tenant elects to pay Tenant's Prorata
Share of actual Operating Costs as provided in Paragraph 5.02A. above, no later than May 1 of each year during the Lease Term, Landlord shall provide Tenant with an itemized statement which provides a detailed accounting of all Operating Costs for the prior year (the "Annual Statement").

         C. Systems Replacement Fee. Commencing on the Commencement Date of this Lease and continuing for the Term of this Lease, Tenant shall pay to Landlord, as part of Additional Rent, a non-variable monthly fee ("Systems Replacement Fee") in the amount set forth in Section 5.02B, to compensate Landlord for the useful life depletion of the following systems (the "Systems"); replacement of the roof membrane, but not maintenance and repairs which are part of Operating Expenses herein; asphalt for the parking lot, roadways, parkways and driveways (including asphalt replacement or overlay) but excluding repairs, patching and slurry sealing which are part of Operating Expenses herein; complete HVAC unit replacement, but not repairs, maintenance, which are part of Tenant obligation pursuant to Section 13.03 herein or Operating Expenses under Section 5.02. The Systems Replacement Fee does not include insurance deductibles with respect to the foregoing because of casualty or other insurable event and such deductibles shall remain a part of Operating Expenses herein. The Systems Replacement Fee shall not be subject to reconciliation by Landlord pursuant to Section 5.02A above. Therefore, Tenant shall not be liable for the costs and expenses incurred by Landlord for such Systems replacement which are in excess of the Systems Replacement Fee, nor shall Landlord be liable for reimbursements to Tenant to the extent the Systems Replacement Fee paid is more than the costs and expenses actually incurred by Landlord to replace such Systems.

         D. Failure by Landlord to provide Tenant with a statement by April 1st of each year shall not constitute a waiver by Landlord of its right to collect Tenant's share of Operating Costs or estimates for a particular calendar year, Landlord's right to charge Tenant for such expenses in subsequent years is not waived. Landlord confirms that Tenant has paid $90,361 to date as a System Replacement Fee. Any charges to Tenant in the future for its pro-rata share of expenses arising from the required replacement of any systems as stated in paragraph 5.02 C shall only be made after the Tenant's pro-rata share exceeds $90,361.

         E. Tenant shall have sixty (60) days after receipt of each Annual Statement to request in writing the opportunity to review Landlord's calculation of and supporting records for the sums indicated thereon. Upon timely request for review, Tenant may perform such review at a mutually convenient time at Landlord's or its agent's offices, and such review shall be limited to such information and supporting documents as kept and maintained by Landlord or its agents in the ordinary course of business. Notwithstanding such review or any dispute by Tenant as to the correctness of any statement, Tenant shall still pay when due the amount shown as owing on the Annual Statement. If after such review Tenant believes that any such calculations are in error and Landlord and Tenant are unable to agree on the amount to be paid by Tenant, Tenant and Landlord shall each designate a certified public accountant of their choosing and the two accountants so chosen shall designate a third certified public accountant to serve as arbitrator of the dispute. The arbitrator's decision as to the amount to be paid by Tenant shall be binding upon the parties. Tenant shall bear all of the expenses of review and arbitration incurred in determining the amount to be paid by Tenant unless such review discloses an error accepted by Landlord or determined by arbitration of more then five percent (5%) in which case Landlord shall pay the costs of the arbitrator, if any, in the reasonable, out-of-pocket expenses incurred by Tenant for its review.

         5.03. Taxes

         A. "Real Project Taxes" are: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Project; (ii) any tax or fee on Landlord's right to receive, or the receipt of, rent or income from the Project or against Landlord's business of leasing the Project, (iii) any tax or charge for fire protection,

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streets, sidewalks, road maintenance, refuse or other services provided to the
Project by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a re-assessment of the Project due to a change in ownership or transfer of all or part of Landlord's interest in the Project; (v) any charge or fee replacing, substituting for, or in addition to any tax previously included within the definition of real property tax; and (vi) with Tenant's prior consent, which consent shall not be unreasonably withheld, the Landlord's cost of any tax protest relating to any of the above. Real Project Taxes do not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

         B. Tenant shall pay to Landlord Tenant's Proportionate Share of the Real Project Taxes that are due and payable during the Lease Term as indicated in 1.09. Such payment shall be paid by Tenant annually upon being invoiced for such taxes in addition to the monthly payment of Base Monthly Rent. Tenant shall, if Landlord so elects and Tenant agrees, pay to Landlord on a monthly basis, in advance, the amount which Landlord reasonably estimates to be Tenant's Proportionate Share of the Real Project Taxes. In the event of such election by Landlord, Landlord shall periodically determine Tenant's share of the actual Real Project Taxes, and in the event that the amount which Tenant has paid to Landlord on account of the Real Project Taxes is less than his share of such actual Real Project Taxes, Tenant shall pay such difference to Landlord on the next rent payment date. In the event that Tenant has paid to Landlord more than his share of such actual Real Project Taxes, the amount of such difference shall be credited against Tenant's payment of Real Project Taxes next due. If the Lease term is expired then Landlord shall promptly refund any overpayment to Tenant. If Tenant does not agree to the advance monthly payments specified above, Tenant shall pay to Landlord on a quarterly basis, not later than thirty
(30) days in advance of each required quarterly installment, Tenant's Proportionate Share of the Real Project Taxes. Landlord agrees that Tenant shall have the right, at Tenant's sole cost and expense and upon written notice to Landlord, to contest the legality or validity of any of the taxes which are to be paid by Tenant pursuant to the foregoing provisions. In the event of any such contest, failure on the part of Tenant to pay any such tax, prior to the delinquency date thereof shall not constitute a default hereunder if Tenant posts a bond, in a reasonable amount required by Landlord, but not to exceed one hundred fifty percent (150%) of the disputed assessment. Tenant, upon the final determination of such contest, shall immediately pay and discharge any judgment rendered against it, together with all costs and charges incidental thereto. Landlord further agrees at the request of Tenant, to execute, or join in the execution of any instrument or documents necessary in connection with any such contest, but at no expense to Landlord. Upon request of Tenant, Landlord shall provide Tenant with copies of all invoices or statements which comprise the Real Project Taxes.

         C. Personal Property Taxes: Tenant will pay all taxes charged against trade fixtures, furnishing, equipment or any other personal property belonging to Tenant. Tenant will have personal property taxes billed separately from the Project. If any of Tenant's personal property is taxed with the Project, Tenant will pay Landlord the taxes for the personal property upon demand by Landlord.

         5.04. Based on Tenant's Proportionate Share defined in 1.09, Tenant agrees to pay as Additional Rent to Landlord its share of any parking charges, utility surcharges, occupancy taxes, or any other costs resulting from the statutes or regulations, or interpretations thereof, enacted by any governmental authority in connection with the use or occupancy of the Project or the parking facilities serving the Project, or any part thereof.

         5.05. Landlord by completing this paragraph may elect to have Tenant pay a monthly estimate of the Additional Rent due from Tenant of 6.73 cents per square foot. Landlord shall make adjustments to this estimate based upon actual costs and projected future costs. Landlord shall periodically determine the balance between actual Additional Rent and Additional Rent paid by Tenant and make adjustments in accordance with 5.02 and 5.03 above.

         5.06. Tenant or its designee, at its sole cost and expense, shall have the option in its name (or in the name of Landlord if required), to pursue administrative and judicial procedures as may be necessary to contest and appeal any assessment or valuation, and pay under protest any billing of real estate taxes or assessments all or part of which are borne by Tenant under the terms of this Lease. Landlord agrees to cooperate in all reasonable ways to further any such procedure by Tenant or its designee. All contest proceedings shall be conducted in good faith and with due diligence by Tenant or its designee and by counsel, if any. A condition to Tenant's right to contest any real estate taxes or assessments hereunder, Tenant shall provide reasonable assurances to Landlord that the contesting of such taxes or assessments shall not result in any interest, penalties, fines, or other charges against Landlord, the building or the Project and that such contest shall not operate to permit any governmental body or other party to levy against any part of the Project or otherwise bring enforcement actions against Landlord with respect to such taxes or assessments. If Landlord receives a refund, credit, or reduction of any portion of real estate taxes or assessments all or part of which were borne by Tenant under the terms of this Lease, then Landlord shall, at Tenant's option, either pay to Tenant its pro rata share of such refund within thirty (30) days from its receipt of same or credit Tenant's pro rata share of such refund to Tenant's next monthly payment of Rent.

6. [INTENTIONALLY DELETED]

7. USE OF PREMISES: QUIET CONDUCT

         7.01. The Premises may be used and occupied only for Tenant's Permitted Use as shown in 1.05 and for no other purpose, without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant will comply with all laws, ordinances, orders and regulations affecting the Premises. Landlord represents that (i) the Premises are currently zoned "IC" (industrial/commercial) ("Current Zoning Classification") and (ii) to the best of Landlord's actual knowledge without any duty of inquiry, there are currently no covenants, restrictions, or agreements affecting the Project and there are no requirements imposed by the Current Zoning Classifications which would prevent Tenant from utilizing the Premises for Tenant's Permitted Use specified in Section 1.05 above. Tenant will not perform any act or carry on any practices that may injure the Project or the Premises or be a nuisance or menace, if there is another lessee of the Project, subject to Tenant's Expansion Option under Section 43, Tenant shall not disturb the quiet enjoyment of other lessees in the Project including but not limited to equipment which causes vibration, use or storage of chemicals, or heat or noise which is not properly insulated. Tenant will not cause, maintain or permit any outside storage on or about the Premises. In addition, Tenant will not allow any condition or thing to remain on or about the Premises which diminishes the appearance or aesthetic qualities of the Premises and/or the Project or the surrounding property. The keeping of a dog or other animal on or about the Premises is expressly prohibited. So long as Tenant is not in default (after applicable grace, notice and cure periods) under the terms of this Lease, Tenant shall have quiet enjoyment of the Premises during the entire Lease Term.

         7.02. As used in this section, the term "Hazardous Waste" means:

         A. Those substances defined as "hazardous substances", "hazardous materials", "toxic substances", "regulated substances", or "solid waste" in the Toxic Substance Control Act, 15 U.S.C. Section 2601 et. seq., as now existing or hereafter amended ("TSCA"), the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et. seq., as now existing or hereafter amended ("CERCLA"), the Resource, Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et. seq., as now existing or hereafter amended ("RCRA"), the Federal Hazardous Substances Act, 15 U.S.C.
Section 1261 et. seq., as now existing or hereafter amended ("FHSA"), the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et. seq., as now existing or hereafter amended ("OSHA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et. seq., as now existing or hereafter amended

("HMTA"), and the rules and regulations now in effect or promulgated hereafter pursuant to each law referenced above;

         B. Those substances defined as "hazardous waste", "hazardous material", or "regulated substances" in Nev. Rev. Stat. ch 459, 1989 Nev. Stat. ch. 598 and 1989 Nev. Stat. ch 363, or in the regulations now existing or hereafter promulgated pursuant thereto or in the Uniform Fire Code, 1988 edition;

         C. Those substances listed in the United States Department of Transportation table (49 CFR Section 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and

         D. Such other substances, mixtures, materials and waste which are regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations (all laws, rules and regulations referenced in paragraphs (a), (b), (c) and (d) are collectively referred to as "Environmental Laws").

         7.03. Tenant's Covenants. Tenant does not intend to and Tenant will not, nor will Tenant allow any other person (including partnerships, corporations and joint ventures), during the term of this Lease to manufacture, process, store, distribute, use, discharge or dispose of any Hazardous Waste in, under or on the Project, the Common Areas, or any property adjacent thereto. Notwithstanding the foregoing, Tenant shall be entitled to process, store, distribute, and dispose of Hazardous Waste that arises in the normal course of Tenant's business relating to its permitted uses under the Lease, provided that all such activities are done in full compliance with all Environmental Laws and all other governmental and administrative laws, rules, regulations, and requirements.

         A. Tenant shall notify Landlord promptly in the event of any spill or release of Hazardous Waste into, on, or onto the Project regardless of the source of spill or release, whenever Tenant knows or suspects that such a release occurred.

         B. Tenant will not be involved in operations at or near the Project which could lead to the imposition on the Tenant or the Landlord of liability or the creation of a lien on the Project, under the Environmental Laws.

         C. Tenant shall, upon twenty-four (24) hour prior notice by Landlord, permit Landlord or Landlord's agent access to the Project to conduct an environmental site assessment with respect to the Project.

         7.04. Indemnity. Tenant for itself and its successors and assigns undertakes to protect, indemnify, save and defend Landlord, its agents, employees, directors, officers, shareholders, affiliates, consultants, independent contractors, successors and assigns (collectively the "Indemnitees") harmless from any and all liability, loss, damage and expense, including reasonable attorneys' fees, claims, suits and judgments that Landlord or any other Indemnitee, whether as Landlord or otherwise, may suffer as a result of, or with respect to:

         A. The violation by Tenant or Tenant's agents, employees, invitees, licensees or contractors of any Environmental Law after the earlier of (i) the date of the granting of possession or occupancy of the Premises to Tenant, or
(ii) the Lease Commencement Date, including the assertion of any lien thereunder and any suit brought or judgment rendered regardless of whether the action was commenced by a citizen (as authorized under the Environmental Laws) or by a government agency;

         B. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, any spill or release of or the presence of any Hazardous Waste affecting the Project whether or not the same originates or emanates from the Project or any contiguous real estate, including any loss of value of the Project as a result of a spill or release of or the presence of any Hazardous Waste;

         C. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, any other matter affecting the Project within the jurisdiction of the United States Environmental Protection Agency, the Nevada State Environmental Commission, the Nevada Department of Conservation and Natural Resources, or the Nevada Department of Commerce, including costs of investigations, remedial action, or other response costs whether such costs are incurred by the United States Government, the State of Nevada, or any Indemnitee;

         D. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, liability for clean-up costs, fines, damages or penalties incurred pursuant to the provisions of any applicable Environmental Law; and

         E. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, liability for personal injury or property damage arising under any statutory or common-law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance, or for the carrying of an abnormally dangerous activity, and response costs.

         7.05. Remedial Acts. In the event of any spill or release of or the presence of any Hazardous Waste affecting the Project, caused by Tenant, its employees, agents, invitees, licensees, or contractors, whether or not the same originates or emanates from the Project or any contiguous real estate, and/or if Tenant shall fail to comply with any of the requirements of any Environmental Law, Landlord may, without notice to Tenant, at its election, but without obligation so to do, gives such notices and/or cause such work to be performed at the Project and/or take any and all other actions as Landlord shall deem necessary or advisable in order to remedy said spill or release of Hazardous Waste or cure said failure of compliance and any amounts paid as a result thereof, together with interest at the rate equal to the product of the variable Prime Rate "Prime", plus four percent (4%) per annum as charged by Bank of America, Nevada; times the amount of such installment amount due, or twelve percent (12%) per annum of such installment or the sum of twenty-five dollars ($25.00), whichever is greater, for each month or fractional month transpiring from the date due until paid.

         7.06. Settlement. Landlord upon giving Tenant ten (10) days prior notice, shall have the right in good faith to pay, settle or compromise, or litigate any claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication under the belief that it is liable therefor, whether liable or not, without the consent or approval of Tenant unless Tenant within said ten
(10) day period shall protest in writing and simultaneously with such protest deposit with Landlord collateral satisfactory to Landlord sufficient to pay and satisfy any penalty and/or interest which may accrue as a result of such protest and any judgment or judgments as may result, together with attorney's fees and expenses, including, but not limited to, environmental consultants.

         7.07. Landlord Compliance With Environmental Laws. Landlord hereby represents and warrants to Tenant that as of the date of execution of this Lease and the Lease Commencement Date, (i) to Landlord's "knowledge" (as such term is hereinafter defined), the Project is in compliance with all Environmental Laws and Landlord has received no notice of any existing federal, state, county or municipal environmental, pollution, health, safety, fire, or building code violations from governmental authorities having jurisdiction with respect thereto, (ii) to Landlord's knowledge, there is no reportable amount of Hazardous Waste on, in, or under the Project, (iii) Landlord has not been named as a party in any proceeding or lawsuit for violation of Environmental Laws with respect to the Project, and (iv) to Landlord's knowledge, the Project is not currently subject to investigation for alleged violations of Environmental Laws. The term "knowledge" as used in this Section 7.07 shall mean the actual knowledge of employees of Dermody Properties, a Nevada corporation, without inquiry or investigation and without the inclusion of imputed, implied, or constructive knowledge, except with respect to reports or investigations commissioned on behalf of such company or Landlord. Landlord agrees to defend, indemnify, and hold harmless Tenant, its officers, directors, employees and agents and any assigns, subtenants, or successors to Tenant's interest in the Premises from and against any and all losses, claims, damages, penalties, and liability including reasonable out-of-pocket litigation costs and reasonable attorneys' fees and expenses, which Tenant may suffer as a result of, or with respect to, a breach by Landlord of Landlord's representations and warranties specified in this
Section 7.07 above.

         7.08. Survival. The representations, warranties, covenants, and obligations of the parties contained in this Article 7. shall survive the expiration or earlier termination of this Lease.

8. PARKING

         8.01. Tenant and Tenant's customers, suppliers, employees, and invitees have the non-exclusive right to park in common with other lessees in the parking facilities as designated by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other lessees in the use of the parking facilities. Landlord reserves the right to, on an equitable basis, assign specific spaces with or without charge to Tenant as Additional Rent, make changes in the parking layout from time to time, and to establish reasonable time limits on parking. So long as Tenant is the sole tenant within the Project, and subject to the following provisions, Tenant shall have the exclusive use of the vehicle parking spaces within the exterior boundaries of the Project delineated on Exhibit A, and Landlord covenants and agrees not to make material changes or alterations to such parking areas specified herein except as required by law, rule, regulation or governmental or administrative authority, or in connection with the further development of the Project. Tenant agrees that Landlord is under no obligation to enforce Tenant's exclusive rights set forth above.

9. UTILITIES

         9.01. Tenant will be responsible for and shall pay for all water, gas, heat, light, power, sewer, electricity, or other services metered, chargeable to or provided to the Premises from and after the earlier of the Lease Commencement Date or Tenant's right of occupancy of the Premises separate from and in addition to the costs outlined in Section 5.02 dealing with the utility costs for Common Area Maintenance. Landlord reserves the right to install separate meters for any such utility.

         9.02. Landlord will not be liable or deemed in default to Tenant nor will there be any abatement of rent for any interruption or reduction of utilities or services not caused by any act of Landlord or any act reasonably beyond Landlord's control. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of enacted laws or ordinances.

         9.03. Tenant will contract and pay for all telephone and such other services for the Premises subject to the provisions of 10.03.

10. ALTERATIONS, MECHANIC'S LIENS

         10.01. Tenant will not make any alterations to the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld in accordance with the provisions of this Section 10. Landlord's consent shall be contingent upon Tenant providing Landlord with the following items or information, all subject to Landlord's approval: (i) Tenant's contractor, (ii) certificates of insurance by Tenant's contractor for commercial general liability insurance with limits not less than $2,000,000 General Aggregate, $1,000,000 Products/Complete Operations Aggregate, $1,000,000 Personal & Advertising Injury, $1,000,000 Each Occurrence, $50,000 Fire Damage, $5,000 Medical Expense, $1,000,000 Auto Liability (Combined Single Limit, including Hired/Non-Owned Auto Liability), Workers Compensation, including Employer's Liability, as required by state statute endorsed to show Landlord as an additional insured and for worker's compensation as required and (iii) detailed plans and specifications for such work. Tenant agrees that it will have its contractor execute a waiver of mechanic's lien and that Tenant will remove any mechanic's lien placed against the Project or provide a bond or other collateral in an amount and on such terms as are acceptable to Landlord in Landlord's reasonable discretion (it being agreed that Landlord may require removal of and Tenant shall immediately remove any such liens if so required by Landlord's lenders, partners, affiliates, or otherwise to finance, refinance, sell or transfer the Project) within twenty
(20)) days of receipt of notice of lien. In addition, before alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the alterations begin, Tenant will diligently and continuously pursue their completion. At Landlord's option, any alterations may become part of the realty and belong to Landlord. If requested by Landlord, Tenant will pay, prior to the commencement of the construction, an amount determined by Landlord necessary to cover the costs of demolishing such alterations and/or the cost of returning the Premises to its condition prior to such alterations. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated costs of such alterations, to ensure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of work. Tenant, at Landlord's option, shall at Tenant's expense remove all alterations and repair all damage to the Premises. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, make nonstructural changes, alterations, and additions to the interior of the Premises (i) which increase the value of the Premises, or (ii) in an amount not to exceed Five Thousand Dollars ($5,000) in any one instance. Such additions may include, without limitation, installation of computer cabling, painting, and telecommunications system. Tenant agrees not to install any equipment on or otherwise modify, repair or alter the roof of the Premises without the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

         10.02. Notwithstanding anything in 10.01, Tenant may, without the written consent of Landlord, install trade fixtures, equipment, and machinery in conformance with the ordinances of the applicable city and county, and they may be removed upon termination of its Lease provided the Premises are not damaged by their removal.

         10.03. Any private telephone systems and/or other related telecommunications equipment and lines must be installed within Tenant's Premises and, upon termination of this Lease removed and the Premises restored to the same condition as before such installation, normal wear and tear excepted.

         10.04. Tenant will pay all costs for alterations and will keep the Premises, the Project and the underlying property free from any liens arising out of work performed for, materials furnished to or obligation incurred by Tenant, or provide a bond or other collateral in an amount and on such terms as are acceptable to Landlord in Landlord's reasonable discretion (it being agreed that Landlord may require removal of and Tenant shall immediately remove any such liens if so required by Landlord's lenders, partners, affiliates, or otherwise to finance, refinance, sell, or transfer the Project).

         10.05. Subject to Tenant's failure to exercise its Expansion Option pursuant to Section 43, Landlord will have the right to construct or permit construction of tenant improvements in or about the Project for existing and new Tenants and to alter any public areas in and around the Project. Notwithstanding anything which may be contained in this Lease, Tenant understands this right of Landlord and agrees that such construction will not be deemed to constitute a breach of this Lease by Landlord and Tenant waives any such claim which it might have arising from such construction. To the extent reasonably possible, Landlord agrees to conduct or permit such construction so that such construction shall not materially and unreasonably interfere with Tenant's ability to conduct its business on the Premises.

11. FIRE INSURANCE: HAZARDS AND LIABILITY INSURANCE

         11.01. Except as expressly provided as Tenant's Permitted Use, or as otherwise consented to by Landlord in writing, Tenant shall not do or permit anything to be done within or about the Premises which Tenant knows or reasonably believes will increase the existing rate of insurance on the Project and shall, at its sole cost and expense, comply with any requirements, pertaining to the Premises, of any insurance organization insuring the Project and Project-related apparatus. Upon notice of such increase, Tenant agrees to pay to Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or other use consented to by Landlord which increases Landlord's premiums or requires extended coverage by Landlord to insure the Premises. Landlord agrees, to the extent reasonably possible, to provide Tenant with a reasonable opportunity to cure such condition.

         11.02. Tenant, at all times during the term of this Lease and at Tenant's sole expense, will maintain a policy of standard fire and extended coverage insurance with "all risk" coverage on all Tenant's Improvements and alterations in or about the Premises to the extent of at least ninety percent (90%) of their full replacement value and Tenant shall insure its personal property and equipment in the normal course of Tenant's business. The proceeds from this policy will be used by Tenant for the replacement of personal property and equipment and the restoration of Tenant's Improvements and/or alterations. This policy will contain an express waiver, in favor of Landlord, of any right of subrogation by the insurer.

         11.03. Tenant, at all times during the term on this Lease and at Tenant's sole expense, will maintain a policy of commercial general liability coverage with limits of not less than $2,000,000 combined single limit for bodily injury and property damage insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises.

         11.04. All insurance will name Landlord and/or Landlord's designated partners and affiliates as an additional named insured and will include an express waiver of subrogation by the insurer in favor of Landlord and Tenant and will release Landlord from any claims for damage to any person, to the Premises, and to the Project, and to Tenant's personal property, equipment, improvements and alterations in or on the Premises of the Project, caused by or resulting from risks which are to be insured against by Tenant under this Lease. All insurance required to be provided by Tenant under this Lease will (a) be issued by an insurance company authorized to do business in the state in which the Premises are located and which has and maintains a rating of A/X in the Best's Insurance Reports or the equivalent, (b) be primary and noncontributing with any insurance carried by Landlord, and (c) contain an endorsement requiring at least thirty (30) days prior written notice of cancellation to Landlord before cancellation or change in coverage, scope or limit of any policy. Tenant will deliver a certificate of insurance or a copy of the policy to Landlord within thirty (30) days of execution of this Lease and will provide evidence of renewed insurance coverage at each anniversary, and prior to the expiration of any current policies; however, in no event will Tenant be allowed to occupy the Premises before providing adequate and acceptable proof of insurance as stated above. Tenant's failure to provide evidence of this coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

         11.05. Landlord shall, subject to reimbursement as provided herein, maintain on the building included in the Project all risk insurance coverage or any other insurance coverage as deemed reasonably necessary by Landlord throughout the Lease Term. Such insurance policy shall be issued by an insurance company authorized to do business in the State of Nevada and which has and maintains a rating of A/IX in the Best's Insurance Reports or equivalent, and in an amount not less than one hundred percent (100%) of the full replacement value of the building included in the Project.

         11.06. Tenant and Landlord each waive any and all rights against the other, or against the officers, employees, agents and representatives or the other, for the loss of or damage to such waiving party or its property or property of others under its control, where such loss or damage is insured against or would have been insured against under an insurance policy required to be in force under this Lease at the time of such loss or damage. Tenant and Landlord shall upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

12. INDEMNIFICATION AND WAIVER OF CLAIMS

         12.01. Except to the extent caused by the gross negligence or intentional misconduct of Landlord, its employees, agents or licensees, Tenant waives all claims against Landlord for damage to any property in or about the Premises and for injury to any persons, including death resulting therefrom, regardless of cause or time of occurrence. Tenant will defend, indemnify and hold Landlord harmless from and against any and all claims, actions, proceedings, expenses, damages and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from any use of the Premises by Tenant, its employees, agents, visitors or licensees, including, without limitation, any failure of Tenant to comply fully with all of the terms and conditions of this Lease except for any damage or injury which is the direct result of the gross negligence or intentional misconduct by Landlord, its employees, agents, visitors or licensees. Landlord will defend, indemnify, and hold Tenant, its employees, agents, visitors, or licensees harmless from and against any and all claims, actions, proceedings, expenses, damages, and liabilities, including reasonable attorney's fees, caused by the gross negligence or intentional misconduct of Landlord, its employees, agents or licensees.

13. REPAIRS

         13.01. Tenant shall, at its sole expense, keep and maintain the Premises and every part thereof (excepting common use equipment, which Landlord agrees to repair or replace pursuant to Section 5.02 unless damages are due to the neglect or intentional acts of Tenant or its agents, employees, visitors, or licensees), including interior windows, skylights, doors, plate glass, any store fronts and the interior of the Premises, in good and sanitary order, condition and repair, normal wear and tear excepted. Tenant will, also, at its sole cost keep and maintain all utilities, fixtures, plumbing and mechanical equipment used by Tenant in good order and repair normal wear and tear excepted and furnish all expendables (light bulbs, paper goods, soaps, etc.) used in the Premises. The standard for comparison and need of repair will be the condition of the Premises at the time of commencement of this Lease considering normal wear and tear and all repairs will be made by a licensed and bonded contractor approved by Landlord which shall not be unreasonably withheld or delayed.

         13.02. Tenant will not make repairs to the Premises at the cost of Landlord whether by deductions of rent or otherwise, or vacate the Premises or terminate the Lease if repairs are not made. If during the Term, any alteration, addition or change to the Premises is required by legal authorities, Tenant, at its sole expense, shall promptly make the same. If Tenant has been requested in writing to make any repairs and Tenant has either not made the repairs within 20 days or begun such repairs if they cannot be completed within such time, Landlord reserves the right to make any such repairs not made or maintained in good condition by Tenant normal wear and tear excepted and Tenant shall reimburse Landlord for all such costs upon demand.

         13.03. If repairs deemed necessary by Landlord or any government authority are not made by Tenant within the prescribed time frame as reasonably requested in writing, subject to Section 38.11 hereof, Tenant shall be in default of this Lease.

         13.04. Tenant shall, at its own expense, within thirty days of lease commencement, contract with a vendor acceptable to Landlord for the maintenance service of the HVAC which will be furnished to the Landlord upon request. If Tenant fails to obtain and maintain such a maintenance service contract Landlord shall have the right to obtain such a maintenance service contract at the expense of Tenant.

         13.05. Landlord Repairs and Maintenance. During the Lease Term, Landlord shall maintain, repair, and replace as necessary (i) the exterior walls and the interior and exterior structures (consisting of foundations and bearing walls) of the Project, (ii) the Common Area of the Project, and (iii) the roof structure of the Project, except that Landlord shall not be responsible for any repairs, maintenance, or replacements provided herein (I) caused by Tenant's misuse of the Premises or Tenant's or Tenant's agents', employees', invitees', licensees', or contractors' negligence, or intentional misconduct, or by reason of failure of Tenant to perform or observe any terms, conditions, or agreements contained in this Lease, and (II) not covered by Landlord's insurance required to be maintained pursuant to Section 11.05 above. Landlord shall not be responsible to make any repairs or replacements required under this Lease except upon written notice of the need therefor from Tenant, and the opportunity to cure as specified in Section 30.01 below. Costs of all repairs and replacements made by Landlord hereby shall be considered part of the Operating Costs of the Project or will be considered in calculating reserves, as applicable, as specified in Paragraph 5.02A above.

14. AUCTIONS, SIGNS, AND LANDSCAPING

         14.01. Tenant will not conduct or permit to be conducted any sale by auction on the Premises. Landlord will have the right to control landscaping and approve the placement, size, and quality of signs pursuant to Exhibit "F", "Sign Criteria". Tenant will not make alterations or additions to the landscaping and will not place any signs nor allow the placement of any signs, which are visible from the outside, on or about any building of the Project, nor in any landscape area, without the prior written consent of Landlord. Landlord will have the right in its sole discretion to withhold its consent. Any signs not in conformity with this Lease or in accordance with the provisions of Exhibit "F" may be removed by Landlord at Tenant's expense.

15. ENTRY BY LANDLORD

         15.01. Tenant will permit Landlord and Landlord's agents to enter the Premises upon reasonable notice, except in the case of an emergency in which case the requirement of notice shall not apply, at all reasonable times for the purpose of inspecting the same, or for the purpose of maintaining the Project, or for the purpose of making repairs, alterations or additions to any portion of the Project, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of nonresponsibility for alterations, additions or repairs, or for the purpose of showing the Premises to prospective tenants during the last six months of the Lease Term, or placing upon the Project any usual or ordinary "for sale" signs, without any rebate of rents and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Tenant will permit Landlord at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs. Tenant will not install a new or additional lock or any bolt on any door of the Premises without the prior written consent of Landlord, which will not be unreasonably withheld. If Landlord gives its consent, such work shall be undertaken by a locksmith approved by Landlord, at Tenant's sole cost. Landlord retains the right to charge Tenant for restoring any altered doors to their condition prior to the installation of the new or additional locks.

Landlord's entry onto the Premises pursuant to this Section 15.01 shall not unreasonably interfere with Tenant's Permitted Use or occupancy of the Premises.

16. ABANDONMENT

         16.01. Except upon not less than thirty (30) days prior written notice to Landlord, Tenant will not vacate or abandon the Premises, which shall be deemed to occur any time during the Lease Term if Tenant does not conduct business for a period of fifteen (15) consecutive days and/or leaves the Premises unoccupied for any period of time without prior notice to Landlord. If Tenant abandons, vacates or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Tenant left in or about the Premises will, at the option of Landlord be deemed abandoned and may be disposed of by Landlord in the manner provided for by the laws of the state in which the Premises are located.

17. DESTRUCTION

         17.01. In the case of total destruction of the Premises, or any portion of the Premises substantially interfering with Tenant's use thereof, whether by fire or other casualty, this Lease shall terminate except as provided in this
Article 17. If such destruction occurs prior to the second (2nd) anniversary of the Lease Commencement Date, then Landlord shall repair such damage within two hundred twenty-five (225) days of the date of such damage or destruction, and this Lease shall not terminate, but shall continue in full force and effect. In the event such destruction occurs on or after the second (2nd) anniversary of the Lease Commencement Date, if (I) Landlord notifies Tenant in writing within forty-five (45) days of such destruction of Landlord's election to repair said damage, (II) Landlord reasonably estimates that such repairs can be completed within one hundred eighty (180) days of the date of Landlord's notice, and (III) Landlord proceeds to and does repair such damage within such one hundred eighty
(180) day period, this Lease shall not terminate, but shall continue in full force and effect. Except as provided in Section 17.02 below, Tenant shall be entitled to a reduction in the Base Monthly Rent in an amount equal to that proportion of the Base Monthly Rent which the number of square feet of floor space in the unusable portion bears to the total number of square feet of floor space in the Premises. Said reduction shall be prorated so that the rent shall only be reduced for those days any given area is actually unusable. In the event the damage or destruction occurs prior to the second (2nd) anniversary of the Lease Commencement Date or in the event Landlord elects pursuant to the foregoing provisions to continue the Lease and restore the Premises as specified above, and Landlord has not substantially completed such restoration within the applicable time period specified above, then after the expiration of the applicable time period, Tenant may provide to Landlord a notice of its intention to terminate this Lease (a "Termination Notice"). In the event Landlord substantially completes the restoration within thirty (30) days of receipt of a Termination Notice, then this Lease shall not terminate. In the event Landlord does not substantially complete the restoration within such thirty (30) day period, then this Lease shall terminate as of the expiration of such thirty (30) day period. All restoration obligations and time periods specified in this
Article 17 shall be subject to and extended by the provisions of Section 38.11 below. If this Lease is terminated pursuant to this Section 17 and if Tenant is not in default hereunder, after applicable grace, notice and cure periods, rent shall be prorated as of the date of termination, any security deposited with Landlord shall be returned to Tenant, less any reasonable offsets and all rights and obligations hereunder shall cease and terminate.

         17.02. Notwithstanding the foregoing provisions, in the event the Premises, or any portion thereof, shall be damaged by fire or other casualty or risk not covered by Landlord's insurance carried or required to be carried pursuant to Section 11.05 above and is due to the gross negligence or intentional acts, or misconduct of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then, without prejudice to any other rights and remedies of Landlord, this Lease shall not terminate, the damage shall be repaired by Landlord at Tenant's cost, to the extent not covered by Landlord's insurance carried or required to be carried under this Lease and there shall be no apportionment or abatement of any rent unless Landlord carries rent loss insurance, in which case rent shall be abated to the extent the rent loss insurance payments are actually received by Landlord. In addition, notwithstanding the provisions of Section 17.01 above, in the event the Premises or any portion thereof shall be damaged by fire or other casualty due to the gross negligence or intentional acts or misconduct of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers, or invitees, then there shall be no apportionment or abatement of any rent during the time period commencing on destruction of the Premises as set forth in
Section 17.01 above, unless Landlord carries rent loss insurance, in which case rent shall be abated only to the extent the rent loss insurance payments are actually received by Landlord.

         17.03. In the event of any damage not limited to, or not including, the Premises, such that the building of which the Premises is a part is damaged to the extent of fifty percent (50%) or more of the cost of replacement, or the buildings (taken in the aggregate) of the Project owned by Landlord shall be damaged to the extent of more than fifty percent (50%) of the aggregate cost of replacement, Landlord may elect to terminate this Lease upon giving notice of such election in writing to Tenant within ninety (90) days after the occurrence of the event causing the damage.

         17.04. The provisions of this Section 17 with respect to Landlord shall be limited to such repair as is necessary to place the Premises in the same condition as the Premises were is upon commencement of this Lease, reasonable wear and tear and any modifications or preparations made by Tenant excepted, and when placed in such condition the Leased Property shall be deemed restored and rendered tenantable promptly following which time Tenant, at Tenant's expense shall perform Tenant's work required by Exhibit B (if applicable) and Tenant shall also repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed, Tenant shall promptly reopen for business.

         17.05. All insurance proceeds payable under any fire, and/or rental insurance shall be payable solely to Landlord and Tenant shall have no interest therein. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease unless such damage was solely caused by Landlord's intentional misconduct or gross negligence.. Except to the extent provided for in this
Section 17, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Premises or any portion thereof by any cause whatsoever.

18. ASSIGNMENT, SUBLETTING AND TRANSFERS OF OWNERSHIP

         18.01. Except for a "Permitted Assignment," as defined in Section 18.02 below, Tenant will not, without Landlord's prior written consent, assign, sublease, sell, mortgage, encumber, convey or otherwise transfer all or any part of Tenant's leasehold estate, or permit the Premises to be occupied by anyone other than Tenant and Tenant's employees or sublet the premises or any portion thereof (collectively called "Transfer"). Tenant must supply Landlord with any and all documents deemed necessary by Landlord to evaluate any proposed Transfer and with respect to a Permitted Assignment at least thirty (30) days in advance of Tenant's proposed Transfer date or the date of a Permitted Assignment.

         18.02. Except for a "Permitted Assignment," as defined herein below, Landlord need not consent to any Transfer for reasons including, but not limited to, whether or not: (a) in the reasonable judgment of Landlord the transferee is of a character or is engaged in a business which is not in keeping with the standard of Landlord for the Project; (b) in the reasonable judgment of Landlord any purpose for which the transferee intends to use the Premises is not in keeping with the standards of Landlord for the Project; provided in no event may any purpose for which transferee intends to use the Premises be in violation of this Lease; (c) the portion of the Premises subject to the transfer is not regular in shape with appropriate means of entering and exiting, including adherence to any local, county or other governmental codes, or is not otherwise suitable for the normal purposes associated with such a Transfer; or (d) Tenant is in default under this Lease or any other Lease with Landlord. Notwithstanding the foregoing provisions of this Section 18.02, and provided that Tenant complies with all other provisions of this Article 18, Landlord hereby consents to the assignment of the Lease to (i) any wholly-owned subsidiary entity of Brightpoint, Inc., (ii) an entity formed as a result of the merger or consolidation of Tenant with one or more entities, and (iii) the sale by Tenant of all or substantially all of its assets, including the Lease, to a single entity ("Asset Sale"), and such entity specifically assumes the obligations of Tenant under this Lease and otherwise agrees to comply with the terms and conditions of the Lease (a "Permitted Assignment"). No Permitted Assignment shall release or otherwise affect Tenant's or any guarantor's obligations under this Lease, or constitute an express or implied consent to any other Transfer of all or any part of Tenant's leasehold estate, or the occupation by anyone other than Tenant or Tenant's employees.

         18.03. In the event Landlord consents to a sublease of the Premises, Tenant will pay Landlord fifty percent (50%) of the excess, if any, of the rent and other charges reserved in the sublease over the allocable portion of the rent and other charges hereunder for that portion of the Premises subject to the sublease. For the purpose of this section, the rent reserved in the Transfer will be deemed to include any lump sum payment or other consideration given to Tenant in consideration for the sublease. Tenant will pay or cause the transferee to pay to Landlord this additional rent together with the monthly installments of rent due.

         18.04. Any consent to any Transfer which may be given by Landlord, or any Permitted Assignment or the acceptance of any rent, charges or other consideration by Landlord from Tenant or any third party, will not constitute a waiver by Landlord of the provisions of this Lease or a release of Tenant from the full performance by it of the covenants stated herein; and any consent given by Landlord to any Transfer, or any Permitted Assignment will not relieve Tenant (or any transferee of Tenant) from the above requirements for obtaining the written consent of Landlord to any subsequent Transfer.

         18.05. If a default under this Lease should occur while the Premises or any part of the Premises are assigned, sublet or otherwise transferred (including, without limitation, a Permitted Assignment) Landlord, in addition to any other remedies provided for within this Lease or by law, may at its option collect directly from the transferee all rent or other consideration becoming due to Tenant under the Transfer or Permitted Assignment and apply these monies against any sums due to Landlord by Tenant; and Tenant authorizes and directs any transferee to make payments of rent or other consideration direct to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any transferee should be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations in connection with this Lease.

         18.06. The issuance, transfer, assignment, hypothecations or retirement of any stock, warrant or options or other related rights of ownership of Tenant or any interest therein shall not constitute or be deemed to be a Transfer within the meaning of this Article 18. and Landlord shall have no right of consent or approval with respect thereto. No such issuance, transfer, assignment, hypothecations or retirement shall in any way affect Tenant's or any guarantor's obligations under this Lease.

         18.07. In the event Tenant requests Landlord's consent to an Assignment, Sub-Let or Transfer of Tenant's interest in the leased Premises, or in the case of a Permitted Assignment, Tenant agrees to pay Landlord all reasonable attorney's fees, not to exceed Two Thousand Dollars ($2,000.00), incurred by Landlord for any legal services for document review of any and all documents deemed necessary by Landlord and Tenant to Transfer Tenant's interest in the Premises or with respect to such Permitted Assignment.

19. BREACH BY TENANT

         19.01. Tenant will be in breach of this Lease if at any time during the term of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings in law, in equity or before any administrative tribunal which have or might have the effect of preventing Tenant from complying with the terms of this Lease):

         A. Tenant fails to make payment of any installment of Base Monthly Rent, Additional Rent, or of any other sum herein specified to be paid by Tenant, and such failure is not cured within ten (10) days after Landlord's written notice to Tenant of such failure; or

         B. Tenant fails to observe or perform any of its other covenants, agreements or obligations hereunder, and such failure is not cured within thirty
(30) days after Landlord's written notice to Tenant of such failure; provided, however, that if the nature of Tenant's obligation is such that more than thirty
(30)days are required for performance, then Tenant will not be in breach if Tenant commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion; or

         C. Tenant, Tenant's assignee, subtenant, guarantor, or occupant of the Premises becomes insolvent, makes a transfer in fraud of its creditors, makes a transfer for the benefit of its creditors, is the subject of a bankruptcy petition, which is not dismissed within sixty (60) days is adjudged bankrupt or insolvent in proceedings filed against Tenant, a receiver, trustee, or custodian is appointed for all or substantially all of Tenant's assets, fails to pay its debts as they become due, convenes a meeting of all or a portion of its creditors, or performs any acts of bankruptcy or insolvency, including the selling of its assets to pay creditors; or

         D. Tenant has abandoned the Premises as defined in Paragraph 16. above without providing thirty (30) days prior written notice to Landlord as provided therein.

         E. [INTENTIONALLY OMITTED]

20. REMEDIES OF LANDLORD

         20.01. Nothing contained herein shall constitute a waiver of Landlord's right to recover damages by reason of Landlord's efforts to mitigate the damage to it by Tenant's default; nor shall anything in this Section adversely affect Landlord's right, as in this Lease elsewhere provided, to indemnification against liability for injury or damages to persons or property occurring prior to a termination of this Lease.

         20.02. All cure periods provided herein shall run concurrently with any periods provided by law.

         20.03. In the event of a breach of or default by Tenant under this Lease beyond any applicable cure period provided in Section 19.01, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

         A. The right to declare the term of this Lease ended and reenter the Premises and take possession thereof, and to terminate all of the rights of Tenant in and to the Premises.

         B. The right, without declaring the term of this Lease ended, to reenter the Premises and to occupy the same, or any portion there of, for and on account of the Tenant as hereinafter provided, and Tenant shall be liable for and pay to Landlord on demand all such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Premises, including reasonable costs, expenses, attorney's fees and expenditures placing the same in good order, or preparing or altering the same for reletting, and all other reasonable expenses, commissions and charges paid by the Landlord in connection with reletting the Premises. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. Such reletting shall be for such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in the Landlord's own name or in the name of Tenant or assume Tenant's interest in any existing subleases to any tenant of the Premises, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from such tenants, subtenants, of the Premises. In any case, and whether or not the Premises or any part thereof is relet, Tenant, until the end of the Lease term shall be liable to Landlord for an amount equal to the amount due as Rent hereunder, less net proceeds, if any of any reletting effected for the account of Tenant. Landlord reserves the right to bring such actions for the recovery of any deficits remaining unpaid by the Tenant to the Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the term of the Lease. Commencement of maintenance of one or more actions by the Landlord in this connection shall not bar the Landlord from bringing any subsequent actions for further accruals. In no event shall Tenant be entitled to any excess rent received by Landlord over and above that which Tenant is obligated to pay hereunder; or

         C. The right, even though it may have relet all or any portion of the Premises in accordance with the provisions of subsection B. above, to thereafter at any time elect to terminate this Lease for such previous default on the part of the Tenant, and to terminate all the rights of Tenant in and to the Premises.

         20.04. Pursuant to the rights of re-entry provided above, Landlord may remove all persons from the Premises and may, but shall not be obligated to, remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free and harmless from any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever. Such action by the Landlord shall not be deemed to have terminated this Lease.

         20.05. If Tenant breaches this Lease and abandons the Premises before the end of the term, or if its right of possession is terminated by Landlord because of Tenant's breach of this Lease, then this Lease may be terminated by Landlord at its option. On such Termination Landlord may recover from Tenant, in addition to the remedies permitted at law:

         A. The worth, at the time of the award, of the unpaid Base Monthly Rents and Additional Rents which had been earned at the time this Lease is terminated.

         B. The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rents and Additional Rents which would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rents that Tenant proves could be reasonably avoided;

         C. The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rent and Additional Rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period as the Tenant proves could have been reasonably avoided; and

         D. Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's breach of its obligations under this Lease, or which in the ordinary course of events would be likely to result therefrom. The detriment proximately caused by Tenant's breach will include, without limitation, (i) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting the Premises, (iii) brokers' fees and commissions, advertising costs and other expenses of reletting the Premises,
(iv) costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions, (v) expenses of retaking possession of the Premises, (vi) reasonable attorney's fees and court costs, (vii) any unearned brokerage commissions paid in connection with this Lease, (viii) reimbursement of any previously waived Base Rent, Additional Rent, free rent or reduced rental rate, and (ix) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions or payments by Landlord for tenant improvements or build-out allowances or assumptions by Landlord of any of the Tenant's previous lease obligations.

         20.06. In any action brought by the Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its costs and legal expenses including reasonable attorneys' fees, whether or not such action is prosecuted to judgment.

         20.07. The waiver by Landlord of any breach or default of Tenant hereunder shall not be a waiver of any preceding or subsequent breach of the same or any other term. Acceptance of any Rent payment shall not be construed to be a waiver of the Landlord of any preceding breach of the Tenant.

         20.08. All past due amounts owed by Tenant under the terms of this Lease shall bear interest at twelve percent per annum unless otherwise stated.

21. SURRENDER OF LEASE NOT MERGER

         21.01. The voluntary or other surrender of this Lease by Tenant, or mutual cancellation thereof, will not work a merger and will, at the option of Landlord, terminate all or any existing transfers, or may, at the option of Landlord, operate as an assignment to it of any or all of such transfers.

22. ATTORNEYS FEES/COLLECTION CHARGES

         22.01. In the event of any legal action or proceeding between the parties hereto, reasonable attorneys' fees and expenses of the prevailing party in any such action or proceeding will be added to the judgment therein. Should Landlord be named as defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant will pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney's fees, except to the extent Landlord is named as a defendant as a result of its alleged negligence or intentional misconduct.

         22.02. If Landlord utilizes the services of any attorney at law for the purpose of collecting any rent due and unpaid by Tenant after ten (10) days written notice to Tenant of such nonpayment of rent or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord reasonable attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

23. CONDEMNATION

         23.01. If any portion of the Premises is taken for any public or quasi-public purpose by any lawful government power or authority, by exercise of the right of appropriation, reverse condemnation, condemnation or eminent domain, or sold to prevent such taking, and if the remaining portion of the Premises will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either Tenant or the Landlord may at its option terminate this Lease by notifying the other party hereto of such election in writing within twenty (20) days after such taking. Tenant will not because of such taking assert any claim against the Landlord or the taking authority for any compensation because of such taking, and Landlord will be entitled to receive the entire amount of any award without deduction for any estate of interest of Tenant. If Landlord elects to make repairs, Landlord will promptly proceed to restore the Premises to substantially its same condition prior to such partial taking, allowing for any reasonable effects of such taking, and a proportionate allowance based on the loss of square footage will be made to Tenant for the Base Monthly Rent and Additional Rent corresponding to the time during which, and to the part of the Premises, which, Tenant is deprived on account of such taking and restoration. Notwithstanding the foregoing, Tenant shall be entitled to assert a claim against the condemning authority for compensation for alterations made by Tenant to the Premises, for trade fixtures or other property of Tenant acquired by the condemning authority, and for relocation expenses, to the extent the foregoing does not reduce compensation payable to Landlord hereunder.


24. RULES AND REGULATIONS

         24.01. Tenant will faithfully observe and comply with any reasonable Rules and Regulations promulgated by Landlord for the Project and Landlord reserves the right to reasonably modify and amend them as it deems necessary upon not less than thirty (30) day prior written notice to Tenant. Landlord will not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the Project of any of said Rules and Regulations. Such Rules and Regulations shall apply to all tenants of the Project.

         24.02. In the event that Tenant fails to cure any violations of such Rules and Regulations following ten (10) days written notice by Landlord, such failure to cure shall be deemed a material breach of this Lease by Tenant.

25. ESTOPPEL CERTIFICATE

         25.01. Each party (the "Nonrequesting Party") will execute and deliver to the other party (the "Requesting Party") within ten (10) business days of the Requesting Party's written demand, a statement in writing certifying that this Lease is in full force and effect, and that the Base Monthly Rent and Additional Rent payable hereunder is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which rent and other charges are paid, if any, and acknowledging that there are not, to the Non-Requesting Party's knowledge, any uncured defaults on the part of the Requesting Party hereunder or specifying such defaults if they are claimed and such other matters as Landlord may reasonably request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. The Non-Requesting Party's failure to deliver such statement within such time shall be conclusive upon the Non-Requesting Party that (1) this Lease is in full force and effect, without modification except as may be represented by the Requesting Party; (2) there are no uncured defaults in the Requesting Party's performance and (3) not more than one (1) month's rents has been paid in advance. Tenant shall provide a copy of the demand (which shall not constitute notice) to Landlord's counsel, Walther, Key, Maupin, Oats, Cox & LeGoy, 4785 Caughlin Parkway, Reno, Nevada 89509, and agrees that any such demand shall only be provided as a result of a requirement from a third party for Tenant's audit and financing purposes.

26. SALE BY LANDLORD

         26.01. In the event of a sale or conveyance by Landlord of the Project the same shall operate to release Landlord from any liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant arising, occurring or accruing after such sale or conveyance, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease with respect thereto. This Lease including Tenant's rights under Sections 42 and 43 hereof will not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

27. NOTICES

         27.01. All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other will be in writing and will be considered sufficiently given and served upon the other party if sent by certified or registered mail, return receipt requested, postage prepaid, delivered personally, or by a national overnight delivery service and addressed as indicated in 1.03 and 1.04.

28. WAIVER

         28.01. The failure of Landlord or Tenant to insist in any one or more cases upon the strict performance of any term, covenant or condition of the Lease will not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by Landlord or Tenant to seek a remedy for any breach of this Lease be deemed a waiver by Landlord or Tenant of its remedies or rights with respect to such a breach.

29. HOLDOVER

         29.01. If Tenant remains in the Premises after the Lease Expiration date with the consent of the Landlord, and has not given prior written notice to Landlord, such continuance of possession by Tenant will be deemed to be a month-to-month tenancy at the sufferance of Landlord terminable on thirty (30) day notice at any time by either party. All provisions of this Lease, except those pertaining to term and rent, will apply to the month-to-month tenancy. Tenant will pay a new Base Monthly Rent in an amount equal to 125% of the base monthly rent payable for the last full calendar month during the regular term of this Lease. Upon expiration or earlier termination of this Lease, Tenant agrees to surrender possession of the Premises and leave the same in good and clean condition, reasonable wear and tear, condemnation or casualty excepted.

30. DEFAULT OF LANDLORD/LIMITATION OF LIABILITY

         30.01. In the event of any default by Landlord hereunder, Tenant agrees to give notice of such default, by registered mail, to Landlord at Landlord's Notice Address as stated in 1.04. Landlord shall have thirty (30) days to cure the default, or, if such default is not curable within such thirty (30) day period, Landlord shall have such period of time as is reasonably necessary to so cure such default, provided that Landlord diligently prosecutes the same to completion. In the event of any actual or alleged failure, breach or default hereunder by Landlord which is not cured within the allowed cure period, Tenant's sole and exclusive remedy will be against Landlord's interest in the Project, and Landlord's directors, officers, employees and any partner of Landlord will not be sued, be subject to service or process, or have a judgment obtained against him in connection with any alleged breach or default, and no writ of execution will be levied against the assets of any partner, shareholder or officer of Landlord provided, however, that in the event the value of the Landlord's interest in the Project is less than Five Hundred Thousand Dollars ($500,000.00) then the maximum liability of the Landlord shall be the sum of Five Hundred Thousand Dollars ($500,000.00). The covenants and agreements are enforceable by Landlord and also by any partner, shareholder or officer of Landlord.

31. SUBORDINATION

         31.01. Subject to the following requirements, at the election of Landlord or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease will be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Such subordination shall not materially and adversely affect Tenant's rights and obligations under this Lease, and shall be subject to the execution by such mortgagee, beneficiary, or ground lessor of a nondisturbance agreement reasonable conforming with the terms of this Section 31.01. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant will, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver to Landlord within ten (10 business days, any document or instrument reasonably requested by Landlord or its ground lessor, mortgagee or beneficiary under a deed of trust evidencing the subordination of this Lease pursuant to this Section 31.01 with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to deliver such document or instrument within such time shall constitute an event of default under this Lease. Landlord agrees to exercise commercially reasonable efforts to obtain a nondisturbance and attornment agreement with respect to the current holder of the deed of trust on the Project within a reasonable period of time after the execution of this Lease; provided, however, that failure of Landlord to obtain such non-disturbance and attornment agreement shall not constitute a default by Landlord hereunder.

32. DEPOSIT AGREEMENT

         32.01. Landlord and Tenant hereby agree that Landlord will be entitled to immediately endorse and cash Tenant's good faith rent check(s). It is further agreed and understood that such action will not guarantee acceptance of this Lease by Landlord, but, in the event Landlord does not accept this Lease, such deposits will be promptly refunded in full to Tenant. This Lease will be effective only after Tenant has received a copy fully executed by both Landlord and Tenant.

33. GOVERNING LAW

         33.01. This Lease is governed by and construed in accordance with the laws of the State of Nevada, and venue of any suit will be in the county where the Premises are located unless the Premises are not located in Nevada in which case the venue will be Washoe County in the State of Nevada.

34. NEGOTIATED TERMS

         34.01. This Lease is the result of the negotiations of the parties and has been agreed to by both Landlord and Tenant after prolonged discussion.

35. SEVER ABILITY

         35.01. If any provision of this Lease is found to be unenforceable, all other provisions shall remain in full force and effect.

36. BROKERS

         36.01. Each party (the "Representing Party") warrants to the other party that it has had no dealings with any broker or agent in connection with this Lease, except Reno Property Management / Meridian Real Estate acting as agents of Tenant, Landlord agrees to pay, hold harmless and indemnify Tenant from and against any and all cost, expense or liability for any compensation, commissions and charges claimed the broker identified above, and no other broker or agent, with respect to this Lease or its negotiation.

37. QUIET POSSESSION

         37.01. So long as Tenant has not defaulted under this Lease, after applicable grace, notice, and cure periods, Tenant shall quietly have, hold and enjoy the Premises during the Term of this Lease without disturbance from Landlord or from any other person claiming through Landlord.

38. MISCELLANEOUS PROVISIONS

         38.01. Whenever the singular number is used in this Lease and when required by the context, the same will include the plural, and the masculine gender will include the feminine and neuter genders, and the word "person" will include corporation, firm, partnership, or association. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease will be joint and several.

         38.02. The headings or titles to paragraphs of this Lease are not a part of this Lease and will have no effect upon the construction or interpretation of any part of this Lease.

         38.03. This instrument contains all of the agreements and conditions made between the parties to this Lease. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein will in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease.

         38.04. Time is of the essence of each term and provision of this Lease.

         38.05. Except as otherwise expressly stated, each payment required to be made by Tenant is in addition to and not in substitution for other payments to be made by Tenant.

         38.06. Subject to Article 18, the terms and provisions of this Lease are binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Landlord and Tenant.

         38.07. All covenants and agreements to be performed by Tenant under any of the terms of this Lease will be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

         38.08. In consideration of Landlord's covenants and agreements hereunder, Tenant hereby covenants and agrees not to disclose any terms, covenants or conditions of this Lease to any other party without the prior written consent of Landlord except to the extent required by Tenant's lenders or as a part of a transfer that is a Permitted Assignment.

         38.09. Tenant agrees it will provide to Landlord such financial information as Landlord may reasonably request for the purpose of obtaining construction and/or permanent financing for the Premises and Landlord agrees to keep such information confidential except in connection with obtaining construction and/or permanent financing.

         38.10. If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent; Tenant's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

         38.11. Whenever a day is appointed herein on which, or a period of time is appointed in which, either party is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is reasonably interfered with, the doing or completion of such act, matter or thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted);

provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any Rent or charge required of Tenant hereunder.

         38.12. No slot machine or other gambling game shall be permitted on the Premises without the prior written consent of Landlord. The Premises shall not be used for any "adult bookstore" or "adult motion picture theater" as said terms are defined in NRS 278.0221, or any similar use, notwithstanding any local zoning codes or ordinances or any other provisions of law to the contrary permitting such use.

39. CHANGE ORDERS

         39.01. In the event Tenant requests and\or approves changes in the scope the work being provided by or through Landlord Tenant agrees to pay all the direct and indirect costs of additional work at the time it gives such approval. In the event that the aggregate cost of additional work provided under this Lease is ten thousand dollars ($10,000.00) or more, or in excess of two months rent, whichever is less, then Landlord may accept payment of one half of the cost of additional work at the time of approval of said change order by the Tenant, and payment of the balance to be paid at the time the additional work is substantially completed.

40. SPECIAL PROVISIONS

         40.01. Special provisions of this Lease number 41 through 43 and Exhibits "A" (Depiction of Premises and Offices Within Premises), "A-1" (Depiction of Future Expansion Property), "B" (Landlord's Work for Premises Shell),"C" (Tenant Questionnaire), "D" (Rules and Regulations), "F" (Sign Criteria), and "G" (Guarantee) are attached hereto and made a part hereof. If none, so state in the following space:

41. OPTIONS TO EXTEND THE LEASE TERM

         41.01. Tenant is hereby granted one (1) option (the "Extension Option") to extend the Lease Term for an additional term of five (5) years (an "Extension Term"), beginning on the day after expiration of the Initial Lease Term and expiring five (5) years thereafter (unless terminated sooner pursuant to any other terms or provisions of the Lease), on all of the same terms and conditions as set forth in the Lease, but at an adjusted Base Monthly Rent as set forth in
Section 41.02 below (and without any additional options to extend the Lease Term after the expiration of the Extension Term). The Extension Option may be exercised by Tenant only by delivery of written notice of such exercise ("Extension Notice") to Landlord, which Extension Notice must be received by Landlord at least one hundred eighty (180) days before the expiration of the Initial Lease Term or first Extension Term, as applicable. If Tenant fails to timely deliver the Extension Notice, or if this Lease is terminated pursuant to any other terms or provisions of this Lease prior to the expiration of the Initial Lease Term or the Extension Term, as applicable, all remaining Extension Option shall lapse, and Tenant shall have no right to extend or further extend the Lease Term. The Extension Option shall be exercisable by Tenant on the express conditions that (i) at the time of delivery of the applicable Extension Notice and at all times prior to the commencement of the Extension Term, Tenant shall not be in default under this Lease beyond the applicable cure period, (ii) Tenant has not previously been in default beyond the applicable cure period (whether or not any such default has been timely cured) under this Lease on more than three (3) occasions during the Lease Term, and (iii) except for a Permitted Assignment, Tenant has not Transferred this Lease nor sublet all or any part of the Premises, it being understood that the Extension Option is personal to the original named Tenant under this Lease or successor in a Permitted Assignment. In the event of any such Transfer or sublease, all unexercised Extension Option shall lapse and shall be null and void and of no further force or effect. After exercise of the Extension Option by Tenant in accordance with the foregoing provisions, Tenant's obligation to renew shall be irrevocable by Tenant.

         41.02. Base Monthly Rent during each thirty (30) month period of the Extension Term shall be computed as follows. As used here, the term, "Index," shall mean the Consumer Price Index for all Urban Consumers, U.S. City Average (1982/82=100), the term, "Extension Adjustment Month," shall mean the first
(1st) month of each Extension Term and the thirty-first (31st) month of the Extension Term, the term, "Extension Comparison Index," shall mean the Index published and which is in effect the three (3) months preceding the commencement of each Extension Adjustment Month, and the term, "Beginning Index," shall mean the Index published which is in effect during the thirty-fourth (34th) month of the Lease Term. Base Monthly Rent for each thirty (30) month period during the Extension Term shall be the product of the Base Monthly Rent for the thirty-seventh (37th) through sixtieth (60th) months of the Initial Lease Term as specified in Section 1.07 above, multiplied by a fraction, the numerator being the applicable Extension Comparison Index and the denominator being the Beginning Index. In no event, however, shall the Base Monthly Rent during any thirty (30) month period of any Extension Term be less than the Base Monthly Rent due during the immediately preceding thirty (30) month period of the Lease Term. Landlord will give Tenant notice of each increase by written invoice; however, failure of Landlord to give such notice shall not be construed as a waiver of the increase and any such increased amount shall accrue as rent. If after this Lease is executed the Index is discontinued or revised, Landlord reserves the right to use a conversion factor formula or table as may be published by the Bureau of Labor Statistics or a different Index in order to obtain substantially the same result.

42. OPTION TO MOVE TO A LARGER FACILITY

         42.01. At any time during the Lease Term, Tenant shall have the option to relocate to a larger facility owned by Landlord (the "Option to Relocate") subject to the terms and conditions specified in this Article 42. The Option to Relocate may be exercised by Tenant upon delivery of written notice to Landlord (the "Relocation Notice") specifying (i) the amount of square footage and location, if known by Tenant, of the premises into which Tenant desires to relocate (the "Relocation Premises") and (ii) the date of Tenant's desired relocation, which shall be not less than one hundred eighty (180) days from the date of such notice. Tenant's right to exercise the Option to Relocate is expressly conditioned upon (i) the Relocation Premises being a minimum of 50% larger than the Premises covered by this Lease, (ii) at the time of delivery of Tenant's Relocation Notice and at the time of such relocation, Tenant shall not be in default under this Lease beyond the applicable cure period, (iii) Tenant has not previously been in default after the expiration of the applicable cure period under this Lease on more than three (3) separate occasions during the Lease Term, (iv) except for a Permitted Assignment, Tenant shall have not Transferred all or any part of the Premises or Tenant's interest in the Lease, it being understood that the Option to Relocate is personal to the original named Tenant under the Lease or successor in a Permitted Assignment, (v) Landlord's then owning an available facility capable of accommodating Tenant's requested Relocation Premises, it being agreed that Landlord shall have no obligation to locate or construct a facility or relocate or displace other tenants of Landlord on Tenant's behalf, and (vi) Tenant's execution of a new Lease Agreement for the Relocation Premises containing substantially the same terms and conditions as this Lease, but providing for (I) Base Monthly Rent equal to the fair rental value of the Relocation Premises as reasonably determined by Landlord, and (II) a minimum lease term equal to the then remaining Lease Term, including the Extension Options. Upon delivery of possession of the Relocation Premises by Landlord, Tenant shall vacate the Premises and leave the same in the condition required under the Lease upon such vacation and restoration, and this Lease, including without limitation, the Expansion Option, shall thereupon terminate; provided, however, that nothing in this Article 42. is intended to or shall be deemed to release any party from, or waive any of either party's rights with respect to, any obligations of either party or any default by either party under the Lease prior to such vacation of the Premises.

43. EXPANSION OF PREMISES

         43.01. Tenant is hereby granted the option (the "Expansion Option") if Landlord decides to construct or causes to be constructed an expansion of the building in which the Premises are located which expansion shall include approximately one hundred forty-five thousand (145,000) square feet of warehouse space located on the South portion of the real property included in the Project as shown on Exhibit "A-1" attached hereto as "Future Expansion" (the "Expansion Premises"). The Expansion Option can only be initiated as follows:

         A. Ninety (90) days before Landlord executes a Letter of Intent for the Expansion Premises or six (6) months prior to Landlord's estimated beginning of construction of the Expansion Premises, whichever occurs first, Landlord shall provide Tenant with written notice of the financial terms and conditions on which Landlord intends to offer the Expansion Premises to a third party ("ROFO Notice"). Tenant's right to lease the Expansion Premises shall be for the same Base Monthly Rent, term, and other financial terms and condition as are specified in the ROFO Notice (the "ROFO"). The ROFO Notice shall be given as provided in Section 27.01 above. Tenant shall have a period of ten (10) business days from receipt of the ROFO Notice to accept or reject the ROFO. Tenant shall accept the ROFO by delivery of written notice of acceptance to Landlord within the foregoing ten (10) business day period and Landlord shall be free to continue to negotiate with its perspective tenant(s) during such period. In the event Tenant provides a written rejection, does not accept the ROFO in its entirety, makes modifications to the ROFO terms, or otherwise fails to provide written notice of acceptance to Landlord within the foregoing ten (10) business day period, then Tenant shall be deemed to have rejected the ROFO and Landlord shall be free to lease the offered portion of the Expansion Premises specified in the ROFO Notice to any third party at any time on substantially the same or more beneficial terms to Landlord set forth in the ROFO Notice. A reduction in the lease term or size of the Expansion Premises of ten percent (10%) or less shall not be deemed a substantial change in terms. A reduction in the lease rate of seven percent (7%) or less shall not be deemed a substantial change in terms. If a substantial change in terms shall occur, Landlord must reoffer the Expansion Premises to Tenant in the same fashion as described herein. Tenant shall have a period of only seven (7) business days to accept or reject the ROFO. If Tenant provides a written rejection, does not accept the ROFO in its entirety, makes modifications tot he ROFO terms or otherwise fails to provide written notice of acceptance to Landlord within the foregoing seven (7) business day period, then Tenant shall be deemed to have rejected the ROFO and Landlord shall be free to lease the offered portion of the Expansion Premises specified in the ROFO Notice to any third party at any time on substantially the same or more beneficial terms to Landlord set forth in the ROFO Notice; or

         B. If Landlord determines it desirable, in its sole discretion, to build the Expansion Premises on the speculative basis and without a Letter of Intent or proposed third party tenant, Landlord, on one (1) occasion shall first delivery to Tenant a written notice of the commencement of construction including the terms that it expects to lease to a third party or third parties (the "ROFO Notice"). Tenant's right to lease the Expansion Premises shall be for the same Base Monthly Rent, term, and other financial terms and conditions as specified in the ROFO Notice (the "ROFO"). The ROFO Notice shall be given as provided in Section 27.01 above. Tenant shall have a period of ten (10) business days from receipt of the ROFO Notice to accept or reject the ROFO. Tenant shall accept the ROFO by delivery of written notice of acceptance to Landlord within the foregoing ten (10) business day period and Landlord shall be free to continue to negotiate with any perspective tenants during such period. In the event Tenant provides a written rejection, does not accept the ROFO in its entirety, makes modifications to the ROFO terms or otherwise fails to provide written notice of acceptance to Landlord within the foregoing ten (10) business day period, then Tenant shall be deemed to have rejected the ROFO and Landlord shall be free to lease or offer for lease all or any portion of the Expansion Premises specified in the ROFO Notice to any third party at any time in substantially the same or more beneficial terms to Landlord set forth in the ROFO Notice. A reduction in the lease term, or offered portion of the Expansion Premises of ten percent (10%) or less shall not be deemed a substantial change in terms. A reduction in the lease rate of seven percent (7%) or less shall not be deemed a substantial change in terms. If a substantial change in terms shall occur, Landlord must reoffer the Expansion Premises to Tenant in the same fashion as described herein.

Tenant shall have a period of only seven (7) business days to accept or reject the ROFO. If Tenant provides a written rejection, does not accept the ROFO in its entirety, makes modifications tot he ROFO terms or otherwise fails to provide written notice of acceptance to Landlord within the foregoing seven (7) business day period, then Tenant shall be deemed to have rejected the ROFO and Landlord shall be free to lease the offered portion of the Expansion Premises specified in the ROFO Notice to any third party at any time on substantially the same or more beneficial terms to Landlord set forth in the ROFO Notice. Landlord agrees that construction of the Expansion Premises shall not unreasonably interfere with Tenant's Permitted Use or occupancy of the Premises.

         The Expansion Option shall be exercisable by Tenant on the express conditions that (i) at the time of delivery of the Expansion Notice, Tenant shall not be in default under this Lease after expiration of the applicable cure period, (ii) Tenant has not previously been in default after expiration of the applicable cure period under this Lease on more than three (3) separate occasions during the Lease Term, and (iii) Tenant has not assigned this Lease or sublet all or any part of the Premises, it being understood that the Expansion Option is personal to the original named Tenant under this Lease or successor in a Permitted Assignment. In the event of any such assignment or sublease, the Expansion Option shall lapse and be null and void and of no further force and effect.

         43.02. The Expansion Premises shall be designed and constructed by Landlord as a connected expansion of the original building in which the Premises are located. The final plans and specifications of the Expansion Premises (the "Plans") shall be delivered to Tenant within ninety (90) days after the exercise by Tenant of the Expansion Option. Tenant shall have ten (10) days to review and specify in writing to Landlord any reasonable objections of Tenant to the Plans. If Tenant shall disapprove the Plans, Tenant and Landlord shall cooperate in good faith to resolve the dispute as promptly as possible. After Tenant and Landlord have approved of the Plans, Tenant and Landlord shall agree in good faith on the Base Monthly Rent applicable to the Expansion Premises. In the event Tenant and Landlord are unable to agree upon the Plans and/or Base Monthly Rent (including, without limitation, any interim adjustments) for the Expansion Premises within thirty (30) days after Landlord's presentation of the Plans to Tenant, then Landlord's obligations to construct and lease the Expansion Premises to Tenant and Tenant's obligations to lease the Expansion Premises from Landlord shall be null and void and of no further force and effect. In the event Landlord and Tenant are unable to agree upon the Plans and/or Base Monthly Rent as specified above, at the expiration of the applicable time period specified above Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of all costs incurred by Landlord pursuant to the provisions of this Article 43. In the event Landlord and Tenant agree upon the Plans and Base Monthly Rent in accordance with the foregoing provisions, Landlord shall then construct the Expansion Premises in substantial conformance with the approved Plans and in accordance with a construction schedule agreed to in good faith by Landlord and Tenant within thirty (30) days after agreement by Landlord and by Tenant of the Plans and Base Monthly Rent. Such construction schedule shall provide for Landlord's substantial completion of construction of the Expansion Premises within two hundred ten (210) days of such agreement, subject to extension for delays caused by Tenant and force majeure events as specified in Section 38.11 above. Upon Landlord and Tenant's agreement as to the Plans, Base Monthly Rent, and construction schedule for the Expansion Premises, Tenant's obligations to lease the Expansion Premises shall be irrevocable.

         43.03. Effective upon substantial completion of the improvements constituting the Expansion Premises, (i) the Expansion Premises shall become, for all purposes, a part of the Premises as defined in Section 1.01 of this Lease, and shall be subject to all terms, covenants, and conditions hereof, (ii) the Base Monthly Rent shall be increased to include the Base Monthly Rent applicable to the Expansion Premises in an amount specified in Section 43.02 above, and such total amount shall become, for all purposes, the "Base Monthly Rent" defined in Section 1.07 of this Lease, (iii) all Additional Rent shall be adjusted to include payment for the Expansion Premises, and (iv) the Lease Term for the Expansion Premises shall be the longer of (I) the period coterminous with the Lease Term of the Original Premises, including any

Extension Term(s) resulting from any properly exercised Extension Options, and
(II) five (5) years. The Expansion Premises shall be deemed to be "substantially completed" at such time as the Expansion Premises have received a Temporary Certificate of Occupancy allowing for Tenant's functional occupancy thereof, and Landlord has completed construction of the Expansion Premises in substantial accordance with the approved Plans without material interference due to uncompleted portions of the Expansion Premises or defective items. Within fifteen (15) days after substantial completion of the improvements constituting the Expansion Premises, representatives of Landlord and Tenant agree to conduct a "walk through" inspection of the Expansion Premises and reasonably agree on any remaining punchlist items to be completed after such date. Any such remaining punchlist items shall be completed by Landlord within a commercially reasonable period of time after such walk-through inspection. Landlord represents and warrants that Landlord shall complete the Expansion Premises in a good and workmanlike fashion, in substantial conformance with the approved Plans, in compliance with all applicable laws and regulations, using new materials, and reasonably free of construction defects. Upon receipt from Tenant of notice of any portion of the Expansion Premises which does not conform to the foregoing representation and warranty within the two (2) year period commencing on the date of substantial completion, Landlord agrees to promptly correct the same. Tenant understands and agrees that Tenant must provide written notice to Landlord within the two (2) year period specified above and that the representation and warranty shall expire on the second (2nd) anniversary of the date of substantial completion. Thereafter during the Lease Term, except as set forth in this Section 43.03 above, Landlord will be under no obligation to alter, change, decorate or improve the Expansion Premises. Except as expressly set forth hereinabove in this Section 43.03, nothing contained in this Lease, including any Exhibits hereto, shall be interpreted or is intended in any way as a representation or warranty by Landlord as to the quantity, quality, or fitness of the Expansion Premises, including, without limitation, a fitness for any particular purpose, each of which is expressly disclaimed by Landlord hereunder. The date of substantial completion shall be established by Landlord and Tenant's execution of a Commencement Date Certificate substantially in the form attached hereto as Exhibit "E," which the parties agree to execute within ten (10) days of such date.

44. [INTENTIONALLY DELETED]

45. [INTENTIONALLY DELETED]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year indicated by Landlord's execution date as written below.

         Individuals signing on behalf of a Tenant warrant that they have the authority to bind their principals. In the event that Tenant is a corporation, Tenant shall deliver to Landlord, concurrently with the execution and delivery of this Lease, a certified copy of corporate resolutions adopted by Tenant authorizing said corporation to enter into and perform the Lease and authorizing the execution and delivery of the Lease on behalf of the corporation by the parties executing and delivering this Lease. THIS LEASE, WHETHER OR NOT EXECUTED BY TENANT, IS SUBJECT TO ACCEPTANCE AND EXECUTION BY LANDLORD, ACTING ITSELF OR BY ITS AGENT ACTING THROUGH ITS PRESIDENT, VICE PRESIDENT, OR ITS DIRECTOR OF LEASING AND MARKETING.


Landlord: DP Industrial, LLC, a                          Tenant: Brightpoint North America, L.P.,
Delaware limited liability company                                 a Delaware limited partnership
By: DP Advisors, a Delaware limited liability
company, its Property Manager

By:  /s/ Michael C. Dermody                              By:  J. Mark Howell
    -----------------------------------                      -----------------------------------
     Michael C. Dermody
Its: Member                                              Its:    President
                                                             -----------------------------------
Date:        October 1, 2004                             Date:          October 1, 2004
     ----------------------------------                       ----------------------------------
             (Execution Date)                                          (Execution Date)

                                   EXHIBIT "A"
FLOOR PLAN


                              (WAREHOUSE SITE PLAN)






Exhibit "A" to lease dated May 28, 2004, by
and between DP Industrial, LLC, a Delaware
limited liability company, by: DP Advisors,
a Delaware limited liability company, its
Property Manager, and Brightpoint North
America, L.P., a Delaware limited
partnership


  /s/ Michael C. Dermody
-----------------------------------
DP Industrial, LLC


/s/ J. Mark Howell
-----------------------------------
Brightpoint North America, L.P.,

                                   EXHIBIT "B"
                               TENANT IMPROVEMENTS




Landlord will provide for $135,000.00 in Tenant Improvements Allowance. Improvements to be determined by Tenant and approved by Landlord at a future date, provided such allowance is utilized during the initial five (5) year term of the Lease.






Exhibit "B" to lease dated May 28, 2004, by
and between DP Industrial, LLC, a Delaware
limited liability company, by: DP Advisors,
a Delaware limited liability company, its
Property Manager, and Brightpoint North
America, L.P., a Delaware limited
partnership


/s/ Michael C. Dermody
------------------------------------
DP Industrial, LLC


 /s/ J. Mark Howell, President
------------------------------------
Brightpoint North America, L.P.,
By: Brightpoint North America, Inc.,
        its general partner

                                   EXHIBIT "C"
                             (TENANT QUESTIONNAIRE)

                      TENANT QUESTIONNAIRE REGARDING USE OF
                  PREMISES AT 5360 CAPITAL COURT, RENO, NEVADA

                                                                                 Yes     No

1.  Will any manufacturing process be done on the subject premises?              [ ]     [x]

2.  Do you or your company intend to use any internal combustion
    engines greater than 50 HP at the subject premises?                          [x]     [ ]

3.  Do you or your company intend to use processes that involve mixing, blending, or processing any solvents, adhesives, paints
    or coatings?                                                                 [ ]     [x]

4.  Will your operation at the premises create any dusts or smoke?               [ ]     [x]

5.  At the subject premises, will you or your company refine any
    liquids or solids?  Reclaim any metals?                                      [ ]     [x]

6.  Will you or your company plate or coat anything at the subject
    premises?                                                                    [ ]     [x]

7.  Will any process be used on the Premises which requires equipment for the heating of materials (i.e., boilers, furnaces, broilers, baking
    ovens, etc.)?                                                                [ ]     [x]

8.  Will you handle or store solvents or motor fuels on the premises?            [x]     [ ]

9.  Will you use or store any acids at the premises?                             [ ]     [x]

10. Will you or your company use any chemical processes at the premises?         [ ]     [x]

11. Will you or your company use any solvents for clean up?                      [ ]     [x]

12. Is your business a dry cleaner, restaurant, body shop, gasoline station,
    printer or part coater?                                                      [ ]     [x]

13. Will you or your company use any process which requires lead or
    melting or soldering with lead or lead alloys?                               [ ]     [x]

14. Do you or your company have a Hazardous Materials Management plan?           [ ]     [x]

If you have marked "Yes" to any of the questions as to processes, chemicals, including types and quantities, to be used on the Premises, please give a more detailed explanation below and on a second page if necessary.

#2, 8 Emergency Backup Generator to be installed. It will be self contained with all environmental factors abated. The generator will be tested twice per year.

Name of person completing form:
     Phil Sheingold

Company name and address:
     Brightpoint North America, L.P., 501 Airtech Parkway, Plainfield, IN  46168








Exhibit "C" to lease dated May 28, 2004, by
and between DP Industrial, LLC, a Delaware
limited liability company, by: DP Advisors,
a Delaware limited liability company, its
Property Manager, and Brightpoint North
America, L.P., a Delaware limited
partnership


 /s/ Michael C. Dermody
------------------------------------
DP Industrial, LLC


/s/ J. Mark Howell, President
------------------------------------
Brightpoint North America, L.P.,
By: Brightpoint North America, Inc.,
         its general partner

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

It is further agreed that the following rules and regulations shall be and are hereby made a part of this Lease, and the Tenant agrees that its employees and agents, or any others permitted by the Tenant to occupy or enter said Premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

1. The sidewalks, entries, and driveways shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their Premises. Landlord may remove any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

2. Tenant shall not place any movable objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped area or other areas outside of said Premises, or on the roof of said Premises.

3. No person shall disturb the occupants of this or adjoining Buildings or Premises by the use of any radio or musical instrument or by the making of loud or improper noises.

4. Parking any type of recreational vehicles is specifically prohibited. No vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformation with all signs and other markings.

5. Lessee shall not use, keep or permit to be used or to be kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein. Lessee shall maintain the leased Premises free from mice, bugs, and ants attracted by food, water or storage materials.

6. Lessor reserves the right to exclude or expel from the complex any person who in the judgment of the Lessor, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the said project.

7. Lessee shall give Lessor prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment or any dangerous or hazardous condition existing on the property.

8. No outside storage of pallets, boxes, cartons, drums or any other containers or materials used in shipping or transport of goods is allowed. Tenant shall place all refuse in proper receptacles provided by Tenant at Tenant's expense on the Premises or inside enclosures (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building and lobbies, corridor stairwells, ducts or shafts of the Building free of all refuse.

9. No outside storage of pallets, boxes, cartons, drums or any other containers or materials used in shipping or transport of goods is allowed. Tenant shall place all refuse in proper receptacles provided by Tenant at Tenant's expense on the Premises or inside enclosures (if any) provided by

         Landlord for the Building, and shall keep sidewalks and driveways outside the Building and lobbies, corridor stairwells, ducts or shafts of the Building free of all refuse.

10. All moveable trash receptacles provided by the trash disposal firm must be kept in the trash enclosure areas where provided for that purpose.

11. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

12. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor without the consent of Lessor.

13.      No person shall go on the roof without Lessor's permission.

14. All goods, including material used to store goods, delivered to the Premises of Lessee shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

15. Tenants shall not do or permit anything to be done in their Premises or bring or keep anything therein which will in any way obstruct or interfere with the rights of other Tenants. or do, or permit anything to be done in their Premises which shall, in the judgment of the Landlord or its manager, in any way injure or annoy them, or conflict with the laws relating to fire, or with the regulations of the fire department or with any insurance policy upon the Building or any part thereof or any contents therein or conflict with any of the of the Rules and Ordinances of the public Building or health authorities.

16. All electrical equipment used by Tenants shall be U.L. approved. Nothing shall be done or permitted in Tenant's Premises, and nothing shall be brought into or kept in the Premises which would impair or interfere with any of the Building services or the proper and economic heating, cooling, cleaning or other servicing of the Building or the Premises. Tenant's computers and other equipment are hereby expressly allowed.

17. Tenants shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Building. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building. Tenants shall not use any other method of heating than that supplied by Landlord.

18. Tenants shall not remove any carpet, or wall coverings, window blinds, or window draperies in their Premises without the prior written approval from Landlord

19. No animals, birds or pets (other than seeing-eye dogs) of any kind shall be allowed in Tenant's Premises or Building.

20. The water closets, urinals, waste lines, vents or flues of the Building shall not be used for any purpose other than those for which they were constructed, and no rubbish, acids, vapors, newspapers or other such substances of any kind shall be thrown into them. The expense caused by any breakage, stoppage or damage resulting from a violation of this rule by any Tenant, its employees, visitors, guests or licensees, shall be paid by Tenant.

21. All decorating, carpentry work, or any labor required for the installation of Tenant's (a) equipment, such as an alarm system, computer, telephone/telegraph equipment, lines, cables or other electrical devices; or (b) furnishings or other property shall be performed at Tenants expense, and will not require Landlord's prior verbal or written approval. Should any such work require alterations that affect the heating, ventilation, air conditioning, plumbing, electrical or mechanical systems of the Building, the roof, or the structure of the Building, Landlord's prior written approval will be required. Structural changes are defined as changes that affect a vital and substantial portion of the Premises, changing its characteristic appearance, fundamental purpose of its erection or uses, or a change of such a nature as to affect the very realty itself, extraordinary in scope and effect, or unusual in expenditure.

22. The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes.

23. Except as permitted by landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of their Premises or of the Building, and the repair cost of any defacement, damage, or injury caused by Tenant, its agents or employees shall be paid for by the Tenant.

24. The cost of repairing any damage to the public partitions of the Building or the public facilities, or to any facilities used in common with other tenants, caused by any Tenant or the employees, licensees, agents or invitees of the Tenant, shall be paid by such Tenant.

25. Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.









Exhibit "D" to lease dated May 28, 2004, by
and between DP Industrial, LLC, a Delaware
limited liability company, by: DP Advisors,
a Delaware limited liability company, its
Property Manager, and Brightpoint North
America, L.P., a Delaware limited
partnership


/s/ Michael C. Dermody
------------------------------------
DP Industrial, LLC


/s/ J. Mark Howell, President
------------------------------------
Brightpoint North America, L.P.,
By: Brightpoint North America, Inc.,
         its general partner

                                   EXHIBIT "F"
                                  SIGN CRITERIA


SECTION  I.   PURPOSE AND INTENT

         The purpose of Dermody Properties planned sign program is to provide minimum standards to safeguard life, health, property and the public welfare and to provide the means for adequate identification and advertisement of both the existing and future business by regulating and controlling the design, location, and maintenance of all signs.

         The intent of this program is to assure compatibility of proposed signs with existing signs by providing tenants with individual identification while maintaining overall consistency. All existing and proposed signs must comply with the standards set forth in this planned sign program and applicable City codes.


SECTION  II.   GENERAL SIGN REQUIREMENTS

      1. Compliance Required

         No person shall erect, re-erect, construct, enlarge, alter, repair, move, improve, remove, convert, or equip any sign or sign structure, or paint a new wall sign or cause or permit the same to be done, contrary to or in violation of any of the provisions of this planned sign program. Conformance will be strictly enforced and any installed non-conforming or unapproved signs must be brought into conformance at the expense of the tenant.

      2. Sign Content

         All signs shall be limited to tenant's trade name and/or logo or logo-type. Wording of signs shall not include the product sold except as part of the tenant's trade name or logo. Registered trademarks may be allowed subject to approval by landlord.

      3. Administration

         a. Each tenant shall submit or cause to be submitted to the Landlord for approval prior to fabrication at least 3 copies of detailed sign drawings covering the location, size, layout mounting method, design, color, and materials of the proposed sign or signs.

         b. After the Landlord has approved the sign drawings, tenant shall submit the plans to the City for approval. If any changes are made in the Landlord approved plans by the Planning Department tenant shall re-submit revised plans to the Landlord for review and approval prior to fabrication and installation.

         c. All permits and fees for signs and their installation shall be obtained and paid for by the tenant or his representative.

         d. Tenant shall be fully responsible for their sign and choice of sign contractor. Tenant sign contractor shall be licensed to work in the State of Nevada and the appropriate local jurisdiction and shall carry workers compensation and public liability insurance in the amount of $500,000.00 per occurrence against all damage suffered or done to any person and/or property while engaged in the construction or erection of signs.

         e. Tenant shall be responsible for the fulfillment of all requirements and specifications of this document and any appropriate City Code.

         f. All submittals should be addressed to your leasing agent:

                           DP Partners
                           Post Office Box 7098
                           Reno, Nevada 89510

      4. Prohibited Signs

         The following signs shall not be permitted:

         a. Signs which incorporate in any manner any flashing, moving or intermittent lighting or which emit noise;

         b. Signs which by color, wording, design, location, or illumination resemble or conflict with any traffic control device or with safe and efficient flow of traffic;

         c. Signs that create a safety hazard by obstructing clear view of pedestrian and vehicular traffic;

         d. Flags, banners and pennants when used for advertising purposes. National or state flags displayed in an appropriate manner shall not be prohibited;

         e. Signs projecting into the public right-of-way;

         f. Any proposed sign that would adversely affect conforming residential development or conforming tenant signing.

         g. Portable signs;

         h. Signs which project above a parapet or the highest point of a roof.

      5. Proper Maintenance Required

         All signs, together with all of their supports, braces, guys and anchors, shall be properly maintained with respect to appearance, structural and electrical features. The display surfaces of all signs shall be kept neatly painted or posted at all times. All signs shall be subject to maintenance provisions as follows:

         a. All signs shall be refinished to remove rust or other corrosion due to the elements and any cracked or broken aces and malfunctioning lamps shall be replaced within thirty (30) days following notification by Landlord.

         b. Any location where business goods are no longer sold or produced or where services are no longer provided shall have thirty (30) days following move out to remove any remaining or derelict signs or copy therein and restore the mounting surface to a good and satisfactory condition.

Exhibit "F" to lease dated May 28, 2004, by
and between DP Industrial, LLC, a Delaware
limited liability company, by: DP Advisors,
a Delaware limited liability company, its
Property Manager, and Brightpoint North
America, L.P., a Delaware limited
partnership

/s/ Michael C. Dermody
------------------------------------
DP Industrial, LLC

/s/ J. Mark Howell, President
------------------------------------
Brightpoint North America, L.P.,
By:  Brightpoint North America, Inc.,
          its general partner

                                   EXHIBIT "G"

                                    GUARANTY
                                     (Lease)

         This Guaranty is entered into by Brightpoint, Inc., an Indiana corporation ("Guarantor"), for the benefit of DP Industrial LLC, a Delaware limited liability company, ("Landlord"), with reference to the following facts:

         A. Brightpoint North America, L.P., a Delaware limited partnership ("Tenant"), desires to lease from Landlord certain premises located at 5360 Capital Court, Reno, Nevada.

         B. Guarantor desires and requests that Landlord lease such property to Tenant as Tenant requests and in consideration thereof Guarantor hereby guarantees and agrees as follows:


                  o Guarantor hereby unconditionally guarantees the prompt payment, discharge and performance of all the obligations, duties, liabilities, and undertakings of Tenant under any note, application, financial statement, of other instrument executed by Tenant or entered into between Tenant and Landlord (including, without limiting the foregoing, the Lease between Landlord and Tenant of even date (the "Lease"), together with the full payment of any and all sums of money which are now or may hereafter become due by Tenant to Landlord, whether by acceleration or otherwise. (Such obligations, duties, liabilities, undertakings and indebtedness of Tenant to Landlord are hereafter referred to as the "Obligations"). Without limiting the foregoing, Tenant's Obligations shall include those under the Extension Term(s), as such term is defined in this Lease.


                  o Landlord may in its absolute discretion and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty, and without further authorization from or notice to Guarantor (even though Tenant's financial condition may have deteriorated since the date hereof), enter into such leases and other agreements with Tenant as Landlord, in its sole discretion, may elect, including renewals, modifications, or extensions of any Obligations and any instrument or agreement evidencing any Obligations; grant extensions of time or other indulgences; take or give up or modify, vary, exchange, renew or abstain from performing or taking advantage of any security; accept or make compositions, or other arrangements; discharge or release any party or parties; realize on any security and otherwise deal with Tenant and other parties, any security; or any leased property as Landlord may deem expedient. Guarantor hereby consents to and waives notice of any substitution, elimination or addition of any lease property and no such event or the amendment, modification, renewal or termination of any lease or any instrument or agreement evidencing any Obligation shall release or discharge Guarantor from its Obligations hereunder. Guarantor waives any defenses arising out of disability or other defenses of Tenant, by reason of cessation or for any reason whatsoever of the liability of Tenant.


                  o This is a continuing Guaranty and covers all Obligations of Tenant, whether now existing or hereafter arising, and where more than one Tenant, the several Obligations of each as well as their joint Obligations, including those incurred or to be incurred by Tenant under a commitment issued by Landlord up to such time as Landlord shall have received notice in writing by Guarantor at Landlord's address set forth in the Lease of even date herewith, to make no further agreement on the security of this Guarantee. In giving this Guarantee, Guarantor expressly excuses Landlord from any requirement of disclosure by Landlord of any information it may now have or hereafter acquire concerning Tenant's credit, collateral, character or financial condition.

                  o This Guaranty covers any Obligations due or owing from time to time and at any time from Tenant to Landlord, and no payments made by or on behalf of Guarantor to Landlord shall be held to discharge or diminish the continuing liability of Guarantor hereunder.


                  o All debts and liabilities, present and future of Tenant to Guarantor, or any of them, are hereby subordinated to the Obligations of Tenant to Landlord. After an event of default under the Lease by Tenant that is continuing and has not been cured, all moneys received by Guarantor or its representatives, successors or assigns, shall be received as trustee for Landlord and shall be paid over to Landlord, and Guarantor further agrees, upon any liquidation or distribution of the assets of Tenant, to assign to Landlord upon its request all claims on account of all such debts and liabilities, to the end that Landlord shall receive all dividends and payments on such debts and liabilities until payment in full of all Obligations of Tenant to Landlord. This Guaranty shall constitute such assignment in the event Guarantor shall fail or refuse to execute and deliver such other or further assignment of such claims as Landlord may request.


                  o Guarantor's Obligations under this Guaranty are joint and several and are independent of Tenant's Obligations. A separate action may be brought against any other guarantors, Tenant, or all, regardless of whether any other guarantor, Tenant, or all are joined in such action.


                  o This Guaranty shall not be affected by Landlord's failure or delay to enforce any of its rights. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor, Tenant, or all, any rights it has under the Lease, or pursuant to applicable law. Guarantor hereby irrevocably waives the right to require Landlord to (i) proceed against the Tenant, (ii) proceed against or exhaust any security that Landlord holds from Tenant, or
(iii) pursue any other remedy in Landlord's power. Guarantor further irrevocably waives any defense by reason of the disability of Tenant and any other defense based on the termination of Tenant's liability from any cause.


                  o Guarantor waives the right to participate in any security now or hereafter held by Landlord. Guarantor waives all presentments, demands for performance, notices of default of Tenant under the Obligations, notices of nonperformance, notices of protest and dishonor, and notice of acceptance of this Guaranty and notice of the existence, creation, or incurring of new or additional obligations.


                  o The liability of Guarantor hereunder shall not be affected by (i) the release or discharge of Tenant in any receivership, bankruptcy, or other proceeding, (ii) the impairment, limitation, or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under this Lease resulting from the operation of any present or future provision of any federal or state bankruptcy or insolvency law or other statute or from the decision of any court, (iii) the rejection or disaffirmance of the Lease in any such proceedings, (iv) the assignment or transfer of the Lease by Landlord, (v) any disability or other defense by Tenant, (vi) the cessation from any cause whatsoever of the liability of Tenant, (vii) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law, or (viii) the termination of the Lease.

                  o No assignment, sublease or other Transfer (as such term is defined in the Lease), or Permitted Assignment (as such term is defined in the Lease) of Tenant's interest in the Premises or Lease or any portion thereof shall affect, terminate, or release Guarantor's obligations under this Guaranty unless expressly agreed in writing by Landlord.


                  o Guarantor hereby covenants and agrees to deliver such public financial statements and estoppel and other certificates and documentation as may be reasonably requested by Landlord and its successors for purposes of the sale, financing, refinancing of the Lease, or the Premises or Project (each, as defined in the Lease).

                  o Where Tenant is a corporation, partnership, limited liability company, or other entity or association or a receiver, trust or other fiduciary, Landlord is not to be concerned to see or inquire into the powers of Tenant or its directors, officers, partners, members, managers, associates or other agents acting or purporting to act on its behalf, Guarantor hereby representing that such powers exist, and agreements entered into with Landlord in the professed exercise of such powers shall be deemed to form part of the obligations guaranteed, even though the incurring of such obligations be in excess of the powers of Tenant or of the directors, partners, officers, members, managers, associates or other agents thereof, or shall be in any way irregular or defective or informal.


                  o Guarantor agrees to pay all reasonable attorneys' fees, costs and expenses which may be incurred by Landlord in the enforcement of this Guaranty or any of the Obligations of Tenant or of Guarantor where Landlord prevails.


                  o This Guaranty shall inure to the benefit of Landlord, its successors and assigns and shall bind the heirs, administrators, executors, successors and assigns of Guarantor, and shall be construed as the joint and several obligations of Guarantor where there is more than one.


                  o This Guaranty shall be construed in accordance with the laws of the State of Nevada. This Guaranty and all of the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Nevada in effect from time to time. The parties hereby agree that all litigation resulting under this Guaranty shall be under the sole and exclusive jurisdiction of the Second Judicial District Court in and for the County of Washoe, State of Nevada, and the parties hereby submit to exclusive jurisdiction, service of process, and venue thereunder.


                  o This Guaranty is in addition to and not exclusive of the guarantee of any other guarantor and of any and all prior guarantees by any Guarantor of obligations of Tenant to Landlord.


                  o This writing is intended by Guarantor as a final, complete and exclusive expression of Guarantor's agreement. No course of dealings, course of performance, or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms. There is no condition to the effectiveness of this Guaranty.


                  o Guarantor hereby jointly and severally represent and warrant to Landlord that Guarantor is aware of and has read the Lease and understand that their obligations as the Guarantor of the Lease may subject their assets to liability.


                  o Each individual executing this Guaranty on behalf of Guarantor individually represents and warrants to Landlord (i) that he or she has the full power and authority to legally bind Guarantor to the terms hereof, and (ii) this Guaranty has been duly authorized by all necessary corporate or other action by Guarantor.


                                     BRIGHTPOINT, INC., AN INDIANA CORPORATION


                                     By /s/ J. Mark Howell
                                     -----------------------------------------
                                        Name: J. Mark Howell
                                             ---------------------------------
                                        Title: President
                                              --------------------------------


Dated: September 28, 2004